As filed with the U.S. Securities and Exchange Commission on December 29, 2022

File No.  333-191495

File No.  811-22895

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 130

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 131

Capitol Series Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Address of Principal Executive Offices, Zip Code)

513-587-3400

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Name and Address of Agent for Service)

Copy to:

Thomas G. Sheehan

Practus LLP

11300 Tomahawk Creek Pkwy

Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on [ ] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Clockwise Capital Innovation ETF

TICKER: TIME

Prospectus

December 29, 2022

LISTED ON THE NYSE ARCA, INC. (THE “EXCHANGE”)

Clockwise Capital LLC

1395 Brickell Avenue, Unit 800

Miami, Florida 33131

Telephone: 1-305-200-8663

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

Table of Contents

PAGE	SECTION
1	SUMMARY INFORMATION
1	Investment Objective
1	Fees and Expenses
1	Portfolio Turnover
1	Principal Investment Strategies
2	Principal Investment Risks
6	Performance
7	Investment Adviser and Portfolio Managers
7	Purchase and Sale of Shares
7	Tax Information
7	Payments to Brokers-Dealers and Other Financial Intermediaries

8	ADDITIONAL INFORMATION ABOUT THE FUND
8	Investment Objective
8	Additional Information About the Fund’s Principal Investment Strategies
8	Information About the Fund’s Non-Principal Strategies
9	Additional Information About Risks
9	Principal Investment Risks
14	Additional Risks
15	Portfolio Holdings Disclosure Policy

15	MANAGEMENT OF THE FUND
15	Investment Adviser
15	Portfolio Managers
16	OTHER SERVICE PROVIDERS
17	PURCHASE AND REDEMPTION OF SHARES
17	General
17	Book Entry
17	How to Buy and Sell Shares
19	Determination of Net Asset Value
19	Frequent Purchases and Sales of Fund Shares
19	DISTRIBUTION OF THE FUND
20	DIVIDENDS AND DISTRIBUTIONS
20	TAX CONSEQUENCES
22	FINANCIAL HIGHLIGHTS
24	DISCLAIMERS
Back Cover	FOR MORE INFORMATION

SUMMARY INFORMATION

Clockwise Capital Innovation ETF (TIME)

Investment Objective

Clockwise Capital Innovation ETF’s (the “Fund”) investment objective is long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees on your purchases and sales of Shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.96%

(1)	Pursuant to its Advisory Agreement, Clockwise Capital LLC (the “Adviser”) pays all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period January 27, 2022 (commencement of operations) to August 31, 2022, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily in domestic equity securities of companies that are relevant to the Fund’s investment theme of 5G enabled opportunistic investing. The Adviser defines 5G enabled opportunistic investing as investing in companies that, in the Adviser’s opinion, best leverage the proliferation of 5G internet and cloud-based products and services. Investments may include, but are not limited to, companies focusing on artificial intelligence and machine learning, robotic and smart manufacturing, cryptocurrency and digital payments, electric vehicles and self-driving vehicles, preventative health and remote surgery, and big data and data security. The Fund will not directly invest in cryptocurrency and does not currently intend to invest in any entity whose primary business purpose is to provide exposure to cryptocurrency, but may have indirect exposure by investing in companies with exposure to cryptocurrency.

The Adviser’s investment thesis focuses on the meaning of time and the role it plays in people’s lives, believing that the essence of a successful investment resides in the ability of a company to save their customer’s time. The Adviser believes that those companies that best leverage the proliferation of 5G internet and cloud-based products and services will experience the greatest increases in labor productivity, fulfilling technology’s essential purpose, improving people’s time. The Adviser believes that those companies that are best able to improve labor productivity and increase customer efficiencies over time will be best positioned for positive long-term growth.

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The Adviser will seek to achieve the Fund’s investment objective, using its own internal research and analysis, by identifying and investing in companies capitalizing on 5G internet and cloud-based products and services. In selecting investments for the Fund, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on 5G internet and cloud-based products and services. The Adviser uses both “top down” and “bottom up” approaches to security selection for the Fund. The Adviser begins by using a “top down” approach employing thematic prerequisites to develop a target universe of approximately 80 companies that the Adviser believes are best positioned to leverage the proliferation of 5G internet and cloud-based products and services (the “Investment Universe”). To perform this analysis, all investment team members review new ideas during daily briefings and weekly portfolio reviews. Ideas are first screened for such thematic prerequisites from the list of companies that comprise Nasdaq, the S&P 500, and Russell 2000. The Adviser next uses a “bottom up” approach to determine which companies the Fund will invest in within the Investment Universe. As part of this process, the investment team evaluates certain minimum financial thresholds for each investment idea, including the company’s growth profile, margin opportunity, and asset turnover ratios. The Adviser makes its investment decisions primarily based on its analysis of the potential of the individual companies in the Investment Universe using its proprietary valuation scoring methodology which accounts for financial modeling of asset turnover trends and projections, market opportunity, network resilience, and historical multiple performance of each company in the Investment Universe. The Clockwise proprietary valuation scoring methodology aims to standardize valuations across growth companies. The valuation methodology takes into account variables not captured by traditional valuation metrics, including price-to-sales and price-to-earnings ratios. These variables include the company’s market penetration relative to its total addressable market, sales growth rates relative to industry peers, and profit margin profile. The combination of these variables standardizes valuations across a target set of growth companies, thereby supplying the ability to rank investment opportunities for inclusion into the fund. The Adviser then selects for final consideration those companies from the Investment Universe that the Adviser believes, based on its fundamental analysis, have a minimum 100% return target threshold over a 5-year investment period. From that final list, the Fund will invest in approximately 10 – 20 companies, applying a 5% – 20% conviction driven weighting to each portfolio investment. New positions in the Fund will generally start at 25% to 30% of their target weights. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

As a result of the small number of positions that the Fund expects to hold in its portfolio, and because it does not intend to invest in certain sectors at all, the Fund from time to time expects to be focused in the Communications Sector, Consumer Discretionary Sector, Consumer Staples Sector, Industrials Sector, Information Technology Sector, Real Estate Sector or Utilities Sector. The Fund will not be concentrated in any particular industry or sub-industry.

Under normal circumstances, approximately 90% of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, and other equity investments or ownership interests in business enterprises. The Fund’s investments will include small-, medium- and large-capitalization companies, with the Adviser focusing on investing in companies with market capitalization greater than $1 billion. Under normal circumstances, the Fund as a target will invest up to 10% of the Fund’s portfolio in fixed income securities on an opportunistic basis, including short-term treasuries, money market funds, and other cash equivalents. The Fund may maintain a higher percentage of the Fund’s assets in such investments under extreme conditions (e.g. with exceedingly high market values pre-COVID).

As part of its investment strategy, the Fund may invest in covered calls with respect to securities held in the Fund’s portfolio. A covered call is a strategy in which the Fund purchases or already owns an equity security and then sells calls on that security on a share for share basis. Whether the shares are purchased before the calls are sold or purchased at the same time, the resulting position is referred to as a “covered call position.” The benefits to the Fund of investing in a covered call are: (1) the premium received from selling a covered call is income to the Fund; (2) by selling the covered call, the Fund establishes a target selling price for the security that is above the current price, and also allows the Fund to manage capital gains in the portfolio from a tax perspective; and (3) the covered call provides a limited amount of downside protection because the premium received reduces the breakeven point for owning the stock.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Investment Risks

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Fund will achieve its investment objective.

Please see “Additional Information About Risks” in this Prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. The first five risks are presented in an order that reflects the Adviser’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The remaining risks are presented in alphabetical order to facilitate your ability to find particular risks and compare them with the risk of other funds. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Active Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will be successful.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Issuer Risk.  Because the Fund may invest in approximately 10 to 20 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Market Risk.  Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to differences between the market price of the Fund’s shares and the underlying net asset value of those shares. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Authorized Participant Concentration Risk.  Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. When the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Covered Call Risk. The risks of selling covered calls are two-fold. The first is that that the Fund may still lose money if the price of the security declines to below the breakeven point (the strike price less the premium paid). The second is the opportunity risk of not participating in a large rise in the price of a security held in the Fund’s portfolio.

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Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrenies, the most well-known of which is bitcoin. The Fund may have exposure to Cryptocurrency indirectly through an investment in other issuers that invest in or have exposure to bitcoin. The Fund will not invest directly in any cryptocurrencies, nor will it in invest in any bitcoin futures ETFs. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Crytocurrency is not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of bitcoin has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses if the value of the Fund’s investments in issuers with exposure to cryptocurrencies decline. Cryptocurrencies are susceptible to theft, loss and destruction. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Any investment in cryptocurrency remains subject to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues. Such volatility can adversely affect an investment in the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of the cryptocurrency and thus the Fund’s investment.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrency are uncertain and an investment in cryptocurrency may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. See “Status and Taxation of the Fund” in the Fund’s Statement of Additional Information (“SAI”) for more information.

Equity Securities Risk. The value of the equity securities in which the Fund invests may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

ETF Shares Trading Risk. Shares are listed for trading on the Exchange and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.

Large-Capitalization Companies Risk. The Fund is subject to the risk that large-capitalization companies may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. The Adviser defines large-capitalization stocks as generally having market capitalization over $10 billion.

New Adviser Risk. The Adviser has not previously served as an adviser to a registered mutual fund or ETF. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk.  The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Secondary Market Liquidity Risk. Shares of the Fund may trade at prices other than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it difficult investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, more and more market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

4

Sector Focus Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market, including the following sectors: Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Communications, Utilities and Real Estate. If the Fund invests a significant portion of its total assets in a certain sector or certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors than a fund that is more diversified.

Communications Sector Risk. The Fund may be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability relative to other sectors. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. Aerospace and defense companies, another component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

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Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Real Estate Sector Risk. The Fund’s assets may be concentrated in the real estate sector, which means the Fund will be more affected by the performance of the real estate sector than a fund that is more diversified. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Utilities Sector Risk. Investments in the utilities sector at times may be limited to a relatively small number of issuers. Such investments may therefore be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. As an example of these risks, companies in the telecommunications and electric utilities industries have experienced substantial changes in the amount and type of regulation at the state and federal levels. While creating opportunities for some companies, it also has increased uncertainty for others with respect to future revenues and earnings. This trend may continue for some time and increased share price volatility may result. In addition, utilities companies may be significantly affected by government regulation, supply and demand of services or fuel, availability of financing, tax laws and regulations and environmental issues.

Small-Capitalization and Medium-Capitalization Companies Risk. Small-capitalization and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small-capitalization and medium capitalization companies could trail the returns on investments in securities of large-capitalization companies. The Adviser defines small-capitalization stocks as generally having market capitalization between $300 million and $2 billion and medium-capitalization stocks as generally having market capitalization between $2 billion and $10 billion.

Trading Issues Risk. The Fund faces numerous trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares due to market stress, which may result in Shares trading at a significant premium or discount to their NAV. Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their net asset value. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Performance

The Fund commenced operations on January 27, 2022. Annual return information will be incorporated once the Fund has operated for a full calendar year and will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the S&P MidCap 400® Index, the benchmark index selected for the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Visit clockwisefunds.com for current performance information.

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Investment Adviser and Portfolio Managers

The Adviser is Clockwise Capital LLC.

The following individuals serve as co-portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio: Ryan J. Guttridge CFA® and Cengiz Mehmet (“James”) Cakmak CFA®. Mr. Guttridge founded the Adviser in 2014 and serves as Chief Investment Officer and Managing Partner of the Adviser. Mr. Cakmak joined the Adviser in 2019 and serves as the Chief Research Officer of the firm. Both Messrs. Guttridge and Cakmak have served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Shares

The Fund only offers and redeems Shares on a continuous basis at NAV in large blocks of Shares (“Creation Units”) or multiples thereof, which only authorized participants (typically, broker-dealers) may purchase or redeem. Generally, Creation Units are offered and redeemed on an in-kind basis. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash (including any portion of the Deposit Securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act. Additional information regarding custom baskets is contained in the Fund’s SAI.

Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price. You may purchase and sell individual Fund Shares on the NYSE Arca, Inc. (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund Shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at clockwisefunds.com.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (“IRA”) or you are a tax-exempt investor. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital. There is no assurance that the Fund will meet its investment objective.

The investment objective of the Fund may be changed by the Board upon 60 days’ notice to shareholders without shareholder approval.

Additional Information About the Fund’s Principal Investment Strategies

Please see the Fund’s “Principal Investment Strategies” section under “Summary Information” for a complete discussion of the Fund’s principal investment strategies. The following is additive to the information provided in that section.

Sell-Discipline. The Adviser may cause the Fund to sell a security when the Adviser believes the issuer is no longer in the best position to leverage the proliferation of 5G internet and cloud-based products and services, or the security is overvalued or ceases to be an attractive investment due to, among other reasons, unfavorable sector-, industry- or issuer-specific developments.

Risk Management. The Adviser deploys the following strategies to manage portfolio and security risk:

To manage security risk, the Adviser:

●	Recognizes that the Fund’s portfolio requires deep and continuous research and a quarterly affirmation of the security’s investment thesis

●	Sells the security when that investment thesis is disproved. Evidence that is contrary to the models and assumptions utilized in deciding to purchase a position result in immediate adjustments to positions within the portfolio

●	Maintains a strict discipline in dollar cost averaging to establish target portfolio weights

●	Consistently monitors the credit risk exposure of each position or target position

●	Regularly reviews the Adviser’s expectations as to earnings and valuation of the position relative to the markets’ expectations to determine whether adjustments are necessary

●	Consistently monitors and seeks to maximize the Fund’s “upside – downside capture ratio,” which is a measurement that statistically shows whether a given fund has outperformed--gained more or lost less--than a broad market benchmark during periods of market strength and weakness respectively, and if so, by how much.

Portfolio Risk Management. To manage portfolio risk, the Adviser:

●	Actively manages the portfolio’s gross and net exposures, with limited use of leverage

●	Hedges market and systemic risks to the portfolio with covered call exposure when deemed necessary

●	Endeavors to minimize sector focus across the securities in the portfolio

●	Maintains a target 10% cash balance at all times, and a potentially higher percentage under extreme circumstances (e.g. with the exceedingly high market values pre-covid)

●	Manages the Fund’s portfolio with a goal of realizing a strong long-term geometrically calculated rate of return. Geometric calculation of a rate of return is used to measure the average return per period of an investment that is compounded over multiple time periods, and returns using this method benefit from consistent year over year long-term positive performance.

The Fund’s principal investment strategies and other policies may also be changed by the Board without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI.

Information About the Fund’s Non-Principal Strategies

The Fund may also invest in diverse types of securities and engage in various investment techniques which are not the principal focus of the Fund. Some of these are described below and others are not described in this Prospectus. These other securities, techniques and practices, together with their associated risks, are described in the SAI, which you may obtain free of charge by contacting the Distributor (see the back cover of this Prospectus for the address and phone number).

Temporary Defensive Positions. The Fund may, in unusual circumstances, take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

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Certain Other Investments. As non-principal investment strategies, the Fund may invest in securities that are not included in the Fund’s principal strategy, including, but not limited to, convertible securities, variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by the Fund in seeking performance and in managing cash flows. In addition, the Fund may use derivative instruments for hedging or risk management purposes or as part of its investment practices. Derivative instruments are contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These underlying assets, reference rates or indices may include stocks, interest rates, currency exchange rates and stock indices. The Fund will not directly invest in cryptocurrency and does not currently intend to invest in any entity whose primary business purpose is to provide exposure to cryptocurrency, but may still invest in companies with exposure to cryptocurrency. The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term fixed income or money market funds.

Borrowing. The Fund will not borrow money, except to the extent permitted by the 1940 Act to meet redemptions and up to an additional 5% of its total net assets for temporary purposes.

Additional Information About Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Investment Risks” in the Fund’s Summary along with additional risk information. The Fund’s SAI contains more detailed information about the Fund’s investment policies and risks.

Principal Investment Risks

Active Management Risk.  As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will be successful or, if successful, will continue to be associated with the Fund. Companies that the Adviser believes are in the best position to leverage the proliferation of 5G internet and cloud-based products and services may not in fact do so.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than m. ore diversified funds.

Issuer Risk. Because the Fund may invest in approximately 10 to 20 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Market Risk.  Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. Widespread disease, including pandemics and epidemics, may also affect financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on

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liquidity for the Fund’s shares could, in turn, lead to differences between the market price of the Fund’s shares and the underlying net asset value of those shares.

The Fund’s investments are also subject to inflation risk, which is the risk that the value of the Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tends to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this section will likely increase. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

Authorized Participant Concentration Risk.  Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. When the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

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Covered Call Risk. The risks of selling covered calls are two-fold. The first is that that the Fund may still lose money if the price of the security declines to below the breakeven point (the strike price less the premium paid). The second is the opportunity risk of not participating in a large rise in the price of the security.

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Fund may have exposure to Cryptocurrency indirectly through an investment in other issuers that invest in or have exposure to bitcoin. The Fund will not invest directly in any cryptocurrencies, nor will it in invest in any bitcoin futures ETFs. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Cryptocurrency is not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of bitcoin has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses if the value of the Fund’s investments in issuers with exposure to cryptocurrencies decline. Cryptocurrencies are susceptible to theft, loss and destruction. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Any investment in cryptocurrency remains subject to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues. Such volatility can adversely affect an investment in the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of the cryptocurrency and thus the Fund’s investment.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrency are uncertain and an investment in cryptocurrency may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. See “Status and Taxation of the Fund” in the Fund’s SAI for more information.

Equity Securities Risk. The value of the equity securities in which the Fund invests may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

ETF Shares Trading Risk. Shares are listed for trading on the Exchange and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.

Large-Capitalization Companies Risk. The Fund is subject to the risk that large-capitalization companies may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. The Adviser defines large-capitalization stocks as generally having market capitalization over $10 billion.

New Adviser Risk. The Adviser has not previously served as an adviser to a registered mutual fund or ETF. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk.  The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Secondary Market Liquidity Risk. Shares of the Fund may trade at prices other than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it

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difficult investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, more and more market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

Sector Focus Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market, including the following sectors: Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Communications, Utilities and Real Estate. If the Fund invests a significant portion of its total assets in a certain sector or sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Communications Sector Risk. The Fund’s assets may be concentrated in the communications sector, which means the Fund will be more affected by the performance of the communications sector than a fund that is more diversified. The Fund may be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. The Fund’s assets may be concentrated in the consumer discretionary sector, which means the Fund will be more affected by the performance of the consumer discretionary sector than a fund that is more diversified. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability relative to other sectors. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk. The Fund’s assets may be concentrated in the consumer staples sector, which means the Fund will be more affected by the performance of the consumer staples sector than a fund that is more diversified. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

Financial Sector Risk. he Fund’s assets may be concentrated in the financial sector, which means the Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate

Health Care Sector Risk. The Fund’s assets may be concentrated in the health care sector, which means the Fund may be more affected by the performance of the health care than a fund that is more diversified. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration

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of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector.

Industrial Sector Risk. The Fund’s assets may be concentrated in the industrial sector, which means the Fund may be more affected by the performance of the industrial sector than a fund that is more diversified. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies

Real Estate Sector Risk. The Fund’s assets may be concentrated in the real estate sector, which means the Fund will be more affected by the performance of the real estate sector than a fund that is more diversified. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Utilities Sector Risk. The Fund’s assets may be concentrated in the utilities sector, which means the Fund will be more affected by the performance of the utilities sector than a fund that is more diversified. Investments in the utilities sector at times may be limited to a relatively small number of issuers. Such investments may therefore be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. As an example of these risks, companies in the telecommunications and electric utilities industries have experienced substantial changes in the amount and type of regulation at the state and federal levels. While creating opportunities for some companies, it also has increased uncertainty for others with respect to future revenues and earnings. This trend may continue for some time and increased share price volatility may result. The performance of investments in the utilities sector depends in part on how favorably investors perceive this sector of the market relative to other sectors. In addition, utilities companies may be significantly affected by government regulation, supply and demand of services or fuel, availability of financing, tax laws and regulations and environmental issues.

Small-Capitalization and Medium-Capitalization Companies Risk. Small-capitalization and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small-capitalization and medium capitalization companies could trail the returns on investments in securities of large-capitalization companies. The Adviser defines small-capitalization stocks as generally having market capitalization between $300 million and $2 billion and medium-capitalization stocks as generally having market capitalization between $2 billion and $10 billion.

Trading Issues Risk. The Fund faces numerous trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares due to market stress, which may result in Shares trading at a significant premium or discount to their NAV. Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask

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spreads (which may be especially pronounced for smaller funds). Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their net asset value. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Additional Risks

The Fund is also subject to certain risks not related to its principal investment strategies, including those listed below and in the SAI.

Cyber Security Risk. Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures, services and parties on which the Fund or its service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Fund’s or its service providers’ operations or otherwise impair Fund or service provider operations.

A cyber incident could adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of the Fund and its Adviser to invest or manage the Fund’s assets.

Cyber incidents and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Fund does not control the cyber security or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund Shares may be adversely affected by the occurrence of the cyber incidents and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.

Investment Company Risk. The 1940 Act and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Fund from making certain investments thus potentially limiting its profitability. For instance, if, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Large Shareholder Transaction Risk.  A third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s Shares.

Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain companies represented owned by the Fund or on the structure of ETFs or the tax rules applicable to ETFs. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if it determines to sell such a holding.

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Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Temporary Defensive Strategy Risk. When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

Portfolio Holdings Disclosure Policy

The Fund’s portfolio holdings are disclosed each day on its website at clockwisefunds.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Fund’s website.

MANAGEMENT OF THE FUND

Investment Adviser

Clockwise Capital LLC, located at 1395 Brickell Avenue, Unit 800, Miami, Florida 33131 (the “Adviser”), serves as the Fund’s investment adviser. Founded in 2014 and registered with the SEC in 2021, the Adviser is a registered investment adviser that provides continuous portfolio management services based on the individual goals, objectives, time horizon, and risk tolerance of each client. As of November 30, 2022, the Adviser had approximately $73 million in assets under management. Subject to Board supervision, the Adviser is responsible for providing general investment advice and guidance to the Fund. The Adviser also provides trading, proxy voting, record-keeping and other administrative services for the Fund.

For its advisory services, the Adviser is entitled to receive an annual fee of 0.95% of the Fund’s average daily net assets.

Pursuant to the Advisory Agreement between the Trust and the Adviser with respect to the Fund, and subject to the general supervision of the Board, the Adviser has also agreed to pay all other regular and recurring expenses of the Fund such the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) so that total annual fund operating expense remain at 0.95% of the Fund’s average daily net assets. The Fund bears other fees and expenses that are not covered by the Advisory Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). During the fiscal period from January 27, 2022 (commencement of operations) to August 31, 2022, the Fund paid the Adviser a management fee equal to 0.95% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement with the Adviser on behalf of the Fund is included in the Fund’s Semi-Annual Report for the period ended February 28, 2022.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund:

Ryan Jeffrey Guttridge, CFA, Co-Portfolio Manager

Mr. Guttridge is the founder, Chief Investment Officer, and Managing Partner of the Adviser. He founded the Adviser in 2014 and established the Clockwise Capital investment philosophy, portfolio management, risk mitigation and hedging strategies. He has over 28 years of experience in the investment industry. Prior to founding the Adviser, he worked as CIO of Middleton Gardiner Group, (2008–2013), and worked as an Analyst at Legg Mason (1993 – 2009). He also previously worked as a visiting scholar in finance at Johns Hopkins University and the University of Maryland.

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Cengiz Mehmet (“James”) Cakmak, CFA, Co-Portfolio Manager

Mr. Cakmak is the Chief Research Officer of the Adviser. He joined the Adviser in 2019. Mr. Cakmak has over 14 years of experience as an equity analyst on Wall Street, supplying institutional investors with insights into technology, media and telecom industries. Prior to joining the Adviser, Mr. Cakmak served as an equity analyst with Monness, Crespi, & Hardt (2014-2018), an equity analyst with Telsey Advisory Group (2012-2011), and an equity analyst with Sidoti & Co. (2007-2011).

The SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

ADMINISTRATOR AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is administrator and fund accountant for the Fund pursuant to a Master Services Agreement.

COMPLIANCE CONSULTING

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays NLCS a base fee per annum, plus an asset-based fee computed at an annual rate. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, serves as the Fund’s principal underwriter and distributor of the Fund’s Shares (the “Distributor”). The Distributor only distributes Fund Shares in Creation Units and does not maintain a secondary market in the Fund’s Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not an affiliate of the Adviser. Pursuant to the Distribution Agreement, the Distributor also agrees to: (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Fund in order that such Financial Intermediaries may sell shares of the Fund; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Fund’s Rule 12b-1 Distribution Plan (if applicable) as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans (if applicable) and pursuant to sales loads (if applicable) to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor an annual fee, payable in monthly installments. In addition, the Adviser reimburses the Distributor for certain out-of-pocket expenses incurred on the Fund’s behalf.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH” or “Custodian”), located at 50 Post Office Square, Boston, MA 02110, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. Brown Brothers Harriman & Co. also serves as the Fund’s Transfer Agent. As the Fund recently commenced operations, it does not have any payments for these services to report.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 221 East 4th Street, Suite 2900, Cincinnati, OH 45202, serves as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

The law firm of Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and to the independent trustees of the Trust.

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PURCHASE AND REDEMPTION OF SHARES

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size or multiples thereof. Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions, and other factors.

The Exchange intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund do not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the Exchange, usually 4:00 p.m. Eastern time, each day the Exchange is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the Exchange on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board believes accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement (such investors being “authorized participants”) with the Fund’s distributor (the “Distributor”) and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units.

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How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those authorized participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the authorized participant may not be eligible to trade. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act. Additional information regarding custom baskets is contained in the Fund’s SAI.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Distributor no later than two hours prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an authorized participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such authorized participant or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $250 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Exchange is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Exchange, through the facilities of the NSCC, the list of the names and the numbers of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an authorized participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, the order must be received by the transfer agent no later than 2:00 p.m. Eastern time.

A fixed redemption transaction fee of $250 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities.

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The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

Purchase of Shares by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies and by other companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in Rule 12d1-4 promulgated under the 1940 Act, including that such investment companies enter into a written agreement with the Fund. Registered investment companies that desire to invest in the Fund beyond the limits set forth in Section 12(d)(1), should contact the Trust to obtain the required written agreement.

Determination Of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board-approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades are closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded; or (5) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which the Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid that their larger counterparts. Similarly, the Fund’s investments in foreign securities are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that the Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund Shares. Frequent purchases and sales of the Fund’s Shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units to offset custodial and other costs to the Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed to offset the applicable Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

DISTRIBUTION OF THE FUND

Payments to Financial Intermediaries

The Distributor, the Adviser and their affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund Shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or

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sell Fund Shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Ask your financial intermediary for information about any payments it receives from the Distributor, the Adviser, their affiliates, or the Fund and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

DIVIDENDS AND DISTRIBUTIONS

Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

TAX CONSEQUENCES

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Shareholders holding Shares through a partnership (or other pass-through entity), or to Shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, the Fund must annually meet certain income and asset diversification requirements and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.

As a regulated investment company, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its Shareholders. If the Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its Shareholders. In addition, distributions will be taxable to Shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero-coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the

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Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its Shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its Shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously undistributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of the Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to Shareholders of record on a specified date during such month will be deemed to have been received by each Shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Shareholder’s holding period in the Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its Shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each Shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Shareholder can claim a refundable tax credit for the Shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the Shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the Shareholder’s tax credit.

Long-term capital gains of non-corporate Shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%. In addition, high-income individuals (and certain other trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit where the creation is conducted in-kind, an authorized participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at issue) of the issued Shares (plus any cash received by the authorized participant as part of the issue) and (2) the authorized participant’s aggregate basis in the exchanged securities (plus any cash paid by the authorized participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an authorized participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the authorized participant as part of the redemption) and (2) the authorized participant’s basis in the redeemed Shares (plus any cash paid by the authorized participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the authorized participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of

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Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. The Fund may be required to report certain information on a Shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Shareholder if the Shareholder fails to provide the Fund with a correct taxpayer identification number (in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign Shareholder) or if the IRS notifies the Fund that the Shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Shareholder is not a U.S. citizen or resident or if a Shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of amounts that would not be subject to U.S. withholding tax if paid directly to foreign Shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Shareholder’s status as foreign and the Fund does not have actual knowledge or reason to know that the foreign Shareholder would be subject to withholding tax if the foreign Shareholder were to receive the related amounts directly rather than as dividends from the Fund.

The Foreign Account Tax Compliance Act (FATCA) subjects foreign Shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Fund), and, beginning in 2019, on the gross proceeds from the sale of U.S. stocks and securities (including the sale of Shares), unless they comply with certain reporting requirements. Complying with such requirements will require the Shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or a tax authority in the institution’s own country to provide certain information regarding such Shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Fund, please see the section of the SAI entitled “Status and Taxation of the Fund.”

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the financial performance of the Fund since the date that shares of the Fund were first offered. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report to shareholders. The annual and semiannual reports are incorporated by reference in the SAI and are available free of charge upon request from the Fund’s distributor. The following information should be read in conjunction with the financial statements and notes thereto.

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Clockwise Capital Innovation ETF

Financial Highlights

(For a share outstanding during the period)

	For the Period Ended August 31, 2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss on investments	(5.82)
Total from investment operations	(5.87)

Net asset value, end of period	$19.13
Market price, end of period	$19.16

Total Return(b)	(23.48	%)(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$4,782
Ratio of expenses to average net assets	0.95	%(d)
Ratio of net investment loss to average net assets	(0.51	)%(d)
Portfolio turnover rate(e)	54	%(c)

(a)	For the period January 27, 2022 (commencement of operations) to August 31, 2022.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by the NYSE Arca, Inc. (the “NYSE Arca”) The NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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More information about the Fund is available free upon request, including the following:	To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders upon issuance. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Call

800-610-6128

Write

Send a written request to:

Clockwise Capital Innovation ETF

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246-0707

Log on the Internet

You may also access Fund information, including copies of the most current SAI and annual and semi-annual reports, at clockwisefunds.com or from the EDGAR Database on the SEC’s web site at www.sec.gov.

Contact the SEC

Information about the Fund, including its reports and the SAI, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov).

Clockwise Capital Innovation ETF

Investment Company Act No. 811-22895

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Investment Company Act File No. 811-22895

Clockwise Capital Innovation ETF	TIME

A series of Capitol Series Trust

Listed on the NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2022

This Statement of Additional Information (“SAI”) provides general information about the Clockwise Capital Innovation ETF (the “Fund”), a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated December 29, 2022 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. To obtain a copy of the Fund’s Prospectus, free of charge, please write the administrator at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246, or call Shareholder Services at 800-610-6128, or visit the Fund’s website at clockwisefunds.com.

DESCRIPTION OF THE TRUST AND FUND

The Clockwise Capital Innovation ETF (the “Fund”) was organized as a non-diversified series of the Trust at a meeting of the Board of Trustees held on December 8, 2021. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). Clockwise Capital LLC (the “Adviser”), serves as investment adviser to the Fund.

The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest in one or more series representing interests in separate portfolios of securities. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund only offers, sells, and redeems shares on a continuous basis at NAV in large aggregations or “Creation Units.” The Fund’s shares are individually redeemable.

Under the Trust Agreement, the Board has the unrestricted right and power to alter the number of shares of the Fund that constitute a Creation Unit. Therefore, in the event of a termination of the Fund, the Board, in its sole discretion, could determine to permit the Fund’s shares to be individually redeemable. In such circumstances, the Trust might elect to pay cash redemptions to all shareholders with an “in-kind” election for shareholders owning in excess of a certain stated minimum amount.

Generally, the Fund sells and redeems Creation Units on an in-kind basis. Except for the limited circumstances specified in this SAI (see “Purchasing Creation Units—Custom Orders and Cash-in-Lieu,” below), investors will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Portfolio Deposits”), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (“Redemption Securities”). Under certain circumstances, the names and quantities of the instruments that constitute the Portfolio Deposits and the names and quantities of the instruments that constitute the Redemption Securities may not be identical. These instruments are referred to in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the net asset value (“NAV”) of a Creation Unit and the aggregate market value of the Creation Basket exchanged for a Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (“Cash Component”). Except when aggregated in Creation Units, shares are not redeemable securities.

The Fund may impose a transaction fee in connection with the purchase and redemption of its Creation Units. Such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Once “created,” the Fund’s shares trade in the secondary market at market prices that change throughout the day.

EXCHANGE LISTING AND TRADING

Shares of the Fund that are approved for listing and trading on the NYSE Arca, Inc. (the “Exchange”), subject to notice of issuance, will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business (“Business Day”). The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of Fund shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) if any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

In order to provide investors with a basis to gauge whether the market price (and related bid/ask spread) of individual Shares traded on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV (“INAV”), if applicable, is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the INAV, and the Fund makes no warranty as to its accuracy. The INAV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. The

Fund believes that, when purchasing Shares traded on an Exchange, placing “limit orders” rather than “market orders” may help investors avoid excessive bid/ask spreads. The INAV should not be viewed as a “real-time” update of the NAV per Share of the Fund because (i) the INAV may not be calculated in the same manner as the NAV, which is computed once a day, generally, at the end of the business day; (ii) 1 the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the INAV; (iii) unlike the calculation of NAV, the INAV does not take into account Fund expenses; and (iv) the INAV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the INAV and the market price of the Fund’s Shares. Accordingly, a shareholder purchasing Shares of the Fund at a price calculated based upon the Shares’ INAV is subject to valuation risk. If there is a mismatch between the INAV and NAV, shareholders could lose money upon redemption or could pay too much for Shares purchased.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in the Fund’s net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of such Fund’s shareholders.

The principal and non-principal investment strategies the Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Prospectus and are incorporated herein by reference. Unless otherwise stated in the Prospectus, investment strategies and techniques are generally discretionary. This means that the Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Fund.

In addition to the principal and non-principal investment strategies and the risks of the Fund as described in the Prospectus, the Fund may employ secondary investment practices and may be subject to additional secondary risks, which are described below. The following is a description of secondary investment strategies and secondary risks for how the Fund might evolve, not necessarily how it currently operates.

Diversification

The Fund is “non-diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

EQUITY SECURITIES

Generally. The Fund may invest in equity securities including common stocks, preferred stocks and convertible securities of U.S. corporate issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Foreign Securities. The Fund may investment in foreign equity securities, including emerging markets equity securities. Such investments can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs and foreign issuers traded on U.S. stock exchanges) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Investment in the securities of foreign issuers (including investments in ADRs and GDRs and foreign issuers traded on U.S. stock exchanges) involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications. The Fund normally will not hedge any foreign currency exposure.

Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Preferred Stock. The Fund may invest in convertible and non-convertible preferred stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value.

Risks of Preferred Stock. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior fixed income security with similar yield characteristics.

Convertible Securities. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. By investing in convertible securities, the investor obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted).

Risks of Convertible Securities. The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security’s conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than the underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

OTHER INVESTMENT COMPANIES

Generally. The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in closed-end and open-end investment companies registered under the 1940 Act. Closed-end funds include business development companies (each a “BDC”) and open-end funds include mutual funds and exchange traded funds (each an “ETF”).

The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Risks of Investment Companies. The 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), impose numerous constraints on the operations of registered investment companies. These restrictions may prohibit the Fund from making certain investment thus potentially limiting its profitability. Moreover, in order to qualify for registered investment company tax treatment under subchapter M of the registered investment company (“RIC”) (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), a registered investment company must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent qualification as a registered investment company thus requiring the investment company to pay unexpected taxes and penalties, which could be material.

When the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative to those paid the Fund. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Other investment companies may charge fees if interests are redeemed within a certain period of time.

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial or growth stages of development. The net asset value per share of a closed-end fund will fluctuate depending upon the performance of the securities held by the fund. A closed-end fund is not required to buy its shares back from investors upon request.

Mutual Funds. Mutual funds are open-end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.

Exchange-Traded Funds. ETFs are open-end investment companies that continuously issue shares that are bought and sold on a national securities exchange. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. The net asset value of an ETF can fluctuate up or down due to changes in the market value of the securities owned by the ETF. ETF shares are only redeemable from an ETF in large blocks.

Risks of Closed-end Funds and ETFs. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (1) shares may trade at a market price that is above or below its net asset value; (2) an active trading market for shares may not develop or be maintained; (3) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (4) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse (short) ETFs and Leveraged ETFs. The Fund may invest up to 5% of its net assets in inverse ETFs and leveraged ETFs. An inverse ETF is constructed using various derivatives, swaps and futures contracts to profit from a decline in the value of an underlying benchmark. Inverse ETFs attempt to deliver returns that are the opposite of the underlying index’s returns. Inverse ETFs may track a broad-based index, correlate to specific sectors or be linked to commodities, currencies or some other benchmark. Investing in inverse ETFs is similar to holding various short positions, which involve borrowing securities and selling them with the goal of repurchasing them at a lower price.

Leveraged (or “ultra short”) ETFs seek to deliver multiples or amplify of the performance of the index or benchmark it tracks. Leveraged ETFs are designed to achieve their investment objective on a daily basis and are not designed to track an underlying index over an extended period of time. A leveraged ETF does not seek to amplify the annual returns of index, but instead, tracks the daily changes. Leveraged ETFs pursue a range of investment strategies, including the use of swaps, futures contracts and other derivative instruments. Leveraged ETFs are typically used by traders who wish to speculate on an index, or to take advantage of the index’s short-term momentum. Due to the high-risk, high-cost structure of leveraged ETFs, they are rarely used as long-term investments.

Investing in inverse ETFs or leveraged ETFs can be an effective way to hedge against market downturns. Most inverse and leveraged ETFs are designed to achieve their stated objectives daily, i.e. they “reset” daily. Their performance over longer periods of time - over weeks or months or years - can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Typically, the longer you hold an inverse or leveraged ETF, the greater your potential loss. Accordingly, inverse and leveraged ETFs may not be suitable for investors who plan to hold positions for longer than one trading session. The use of inverse or leveraged ETFs may be more costly and less tax efficient than traditional ETFs or other investment products.

Inverse or Short Correlation Risk. If an Underlying ETF is designed to deliver the opposite return of an index, it should lose money when such index rises — a result that is the opposite from traditional mutual funds. This risk is compounded if the Underlying ETF seeks to achieve a return that is a multiple of the inverse performance of its index.

Compounding Risk. The performance of an Underlying ETF for periods longer than a single day will very likely differ in amount, and possibly even direction from the daily return of its benchmark index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged ETF. This effect becomes more pronounced as index volatility and holding periods increase.

See also “Leverage” and “Risks of Leverage” in this SAI.

REAL ESTATE AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

A REIT is a corporation or business trust that invests substantially all of its assets in income producing real estate or real estate related loans or interests. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage

REITs invest in real estate mortgage securities and derive income primarily from interest payments. Hybrid REITs have characteristics of both Equity REITs and Mortgage REITs.

Risks of REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality and maturity of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs are subject to certain additional risks. Rising interest rates tend to extend the duration of the mortgage securities in which they invest, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. In addition, mortgage securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of Mortgage REITs because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. Mortgage securities are also subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

FIXED INCOME SECURITIES

Generally. The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations of U.S. issuers), asset-back securities, municipal securities and corporate debt securities of U.S. and foreign issuers; commercial paper, zero coupon securities, loan participations and inflation-index securities of U.S. issuers, U.S. Government Securities and U.S. short-term money market instruments.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third-party financial institutions, general domestic and foreign banks.

Risks of Fixed Income Securities. Investments in fixed income securities are subject to the following risks:

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

Interest Rate Risk. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.

Pre-Payment and Extension Risk. Certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers’ fixed income securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Quality. The Fund may invest in investment grade fixed income securities. Fixed income securities are considered to be of investment grade quality if they are rated “Baa” or higher by Moody’s Investor Service, Inc. (“Moody’s”) or “BBB” or higher by Standard & Poor’s Financial Services LLC (“S&P”) and its affiliates, or are unrated and are deemed to be of comparable quality by the Adviser (“Investment Grade Securities”), at the time of purchase. The Fund may also purchase fixed income securities that are not Investment Grade Securities otherwise known as “Junk Bonds”.

The Fund may retain securities whose rating has been lowered below investment grade (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below investment grade) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other nationally recognized statistical rating organizations (“NRSROs”) are private services that provide ratings of the credit quality of debt obligations, including convertible securities, and preferred stock. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes in the rating of a fixed income security by recognized rating services may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Risks of Foreign Fixed Income Securities. Changes in foreign tax laws, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities. Fluctuations in currency exchange rates and changes in regulations governing currency exchange may adversely affect the value of the Fund’s investments in foreign securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities and their issuers may not be subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

Risks of Emerging Market Fixed Income Securities. Information regarding securities that trade in emerging markets is not always readily available. Greater political and economic uncertainties exist in emerging markets than in developed foreign markets and the securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries. Moreover, very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets. Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the

U.S. dollar. Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies and government actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments. Emerging markets may also be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater affect these risks may have on your investment in the Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general the U.S. securities market or the securities markets of developed foreign countries.

Municipal Securities. The Fund may invest in tax-exempt and taxable municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the U.S.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes (notes are similar to bonds but have a shorter maturity). General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond.

Private activity bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

When a U.S. Treasury notes or bond is “stripped”, each interest payment provided for by the note or bond and the principal due on the bond or note at maturity trade as separate securities. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

Since STRIPS do not entitle the holder to any periodic payments of interest prior to maturity, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the holder received no interest payment in cash on the security during the year.

Corporate Fixed Income Securities. Corporate fixed income obligations include corporate bonds, debentures (an unsecured loan certificate issued by a company, backed by general credit rather than by specified assets), notes (similar to bonds but have shorter-maturities), commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Mortgage-Backed Securities (Generally). Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investors.

Although the principal and interest payments of certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

Government and Agency Mortgage-Backed Securities. There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans. Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) issued by U.S. state and local governments and U.S. private issuers. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Risks of Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on mortgage assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Regular payments received on asset-backed securities include both interest and principal.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Risks of Asset-Based Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities.

Loan Participations. The Fund may purchase participations in commercial loans. These participations may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by U.S. banks or other U.S. financial institutions or lending syndicates.

Risks of Loan Participations. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which the Fund may invest may not be Investment Grade Securities. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions, which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. If assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing repayment and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Investors in loan participations depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value of the Fund may decline. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. Loans participations may not be readily marketable and may be subject to restrictions on resale. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, which could result in significant variations in the Fund’s daily share price.

Inflation-Indexed Securities. Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Risks of Inflation Indexed Securities. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

While these securities adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. The value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of inflation-indexed securities may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the inflation-indexed securities. Inflation-indexed securities may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

Any increase in principal value of inflation-indexed securities caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in inflation-indexed securities, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the holder as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the

Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Short-term Money Market Instruments. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s (or paper of comparable quality as determined by the Adviser) or in similar other money market securities, and repurchase agreements. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.

Certificates of Deposit. Certificates of deposit are issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Bankers Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Unless deemed liquid by the Adviser, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

Repurchase Agreements. For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Risks of Repurchase Agreements. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

The use of reverse repurchase agreements by the Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, the Fund will always receive, as collateral for any repurchase agreement to which it is a party, cash, cash equivalents and other liquid assets, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement become less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

DERIVATIVES

Generally. The Fund may engage in transactions involving derivatives including options, futures, rights, warrants, and swaps. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. The Fund may also acquire rights/warrants issued in connection with common/preferred stock or bonds that it may hold.

Options, Futures and Other Strategies-Generally. The Fund may use options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”), swaps, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes, to close out previously established options and futures positions, to reduce volatility, to enhance income, and to gain market exposure.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. This SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described in this SAI.

General Risks of Options, Futures and Other Strategies. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

Successful use of most Financial Instruments may depend upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Financial Instruments may entail investment exposures that are greater than their cost would suggest, meaning that a small position in a Financial Instrument could have a large potential impact on the Fund’s performance. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action. In particular, the Dodd-Frank Act has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments such as swaps. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives markets, granted significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and required clearing and exchange trading of many OTC derivative transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap.”

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Any position limits imposed on the Fund or its counterparties as a result of the Dodd-Frank Act and related rules and regulations enacted by the CFTC, the SEC and other federal regulators may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. These new requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Cover. Transactions using Financial Instruments, other than purchasing options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with the Custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. An option contract is a bilateral agreement that permits, but does not obligate the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put options) the writer (seller) at the exercise price on or before the expiration date of the contract. The Fund will only write calls on assets it holds in its portfolio (i.e., covered calls). The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund additional flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization.

The Fund may close out a call or put written on an asset by purchasing a call or put, respectively, on the asset and with same exercise price and expiration date. To close out a position as purchaser of an option, the Fund may sell the option previously purchased, although it could exercise the option should it deem it advantageous to do so. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Options on Commodities, Currencies and Securities. The buyer of call and put options risk losing the entire premium paid to purchase the options. The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the exercise price. The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset below the exercise price.

Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make (in the case of a call option) or take delivery of (in the case of a put option) the underlying asset upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. The Fund may purchase and write (sell) put and call options on indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices operate consistent with options on a specific asset except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on changes in the value of an individual asset. If the exercise price of a call option is less than the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the date of exercise. If the strike price of a put option exceeds the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the exercise date. Options on indices give the holder the right to receive an amount of cash upon exercise of the option.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase of an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”). When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures contracts depends upon movements in value of the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.

Risks of Futures Contracts and Options on Futures Contracts. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

There can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or option position thereon. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Index Futures and Options on Index Futures. The Fund may invest in index futures and options on index futures. An index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying assets comprising the index is made. The Fund may purchase and sell futures contracts only for indices for which it can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may invest in interest rate futures contracts and purchase options on interest rate futures contracts as a substitute for a comparable market position in the underlying asset or to speculate on the direction of interest rates. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Swap Agreements. The Fund may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to of different types of investments or market factors. The term of swap agreement ranging from a few weeks to more than a year. For example, swap agreements may be structured to increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

These transactions generally do not involve the delivery of securities or other underlying assets or principal. Most swap agreements entered into by the Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Risks of Swap Agreements. Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Interest Rate Swaps. Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time. Payments may be made in the same or different currencies.

Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swaps. The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if the Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

Total Return Swaps. A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

Rights and Warrants. Warrants are instruments, typically issued with preferred stock or bonds that permit, but do not obligate, the holder to purchase securities at a specified price, usually during a specified period of time. Rights are similar to warrants but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights have no voting rights with respect to securities they entitle the holder to purchase, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Warrants and Rights. Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

LENDING PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. The Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Risks of Securities Lending. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

LEVERAGE

The Fund may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Risks of Leverage. Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s investment income was not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

SHORT SELLING

The Fund may engage in short selling. The Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices.

Risks of Short Selling. To the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales “Against the Box.” Short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Risks of When-Issued, Delayed Delivery and Forward Commitment Securities. Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested increases the Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-

issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Forward commitment transactions may also be conducted on a “to be announced” basis (“TBA Transaction”). In a TBA Transaction, the approximate purchase price is typically disclosed at the time of commitment, not the identity of the underlying security.

Dollar Roll Transactions. Dollar roll transactions are transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Risks of Dollar Roll Transactions. In the event that the value of the securities decline between the purchase and settlement date, the Fund will incur a loss. The Fund shall maintain a segregated account containing cash, U.S. government securities or high-quality debt instruments (“Liquid Assets”) equal to the value of the purchase commitments associated with all transactions conducted on a when-issued, forward commitment or delayed delivery basis (“Purchase Commitments”). If the value of the Liquid Assets decreases during the period between the commitment and settlement dates, the Fund will add additional Liquid Assets to the segregated account to the Fund’s outstanding purchase commitments. A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In a TBA Transaction, the Fund assumes the risk that the security to be delivered will not be as favorable as originally anticipated.

BORROWING

The Fund may borrow money from a bank to the extent permitted by the 1940 Act to meet redemptions and up to an additional 5% of its total net assets for temporary purposes. Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trust with respect to such a transaction, it will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Risks of Borrowing. In the event that a credit facility utilized by the Fund is terminated by the third-party lender or funds borrowed or advanced must be repaid, the Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of the Fund are senior to the Fund’s equity shareholders.

RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act, loan participations and interests in private funds. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. The Fund intends to treat interests in loan participations and private funds as illiquid securities.

Section 4(2) commercial paper is generally sold to institutional investors which agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. Generally, the Trust also considers securities eligible for resale under Rule 144A of the 1933 Act to be illiquid securities for purposes of the Fund’s investment limitation applicable to illiquid securities.

The Trust believes that Section 4(2) commercial paper and Rule 144A securities may be considered “liquid” if certain criteria are satisfied consistent with procedures adopted by the Board.

Risks of Restricted and Illiquid Securities. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

CYBER SECURITY RISK

Risks of Cyber Security. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

EXCHANGE-TRADED NOTES

The Fund may invest in Exchange-Traded Notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange.

Risks of ETNs. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

COMMODITIES

Risks of Commodities. Companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The prices of commodities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in the prevailing interest rates. Conversely, during those same periods, the prices of certain commodities, such as oil and metals, have historically tended to increase. However, there can be no guarantee of such performance in the future.

MARKET EVENTS

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked near the end of that decade, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, such as wars, pandemics and epidemics, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

INVESTMENT LIMITATIONS

Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Borrowing Money. The Fund will not borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; and (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or industry group. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Limitations

The Fund’s investment objective is Non-Fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.

The Fund has adopted the following Non-Fundamental investment restrictions which may be changed by the Board without the approval of the Fund’s shareholders. Any changes in the Fund’s Non-Fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

TRUSTEES AND OFFICERS OF THE TRUST

A.       General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee as of December 31 of the year that he or she turns, age 78, death, resignation, or removal. At the invitation of the Board, a Trustee may serve as an Emeritus Trustee for no more than 2 years after December 31 of the year that he or she turns 78, subject to such terms as the Board may specify, including with respect to compensation. Officers are re-elected annually by the Board. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this SAI, the Trustees oversee the operations of 14 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 Trustee and chair Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Board member, Boys & Girls Club of Coachella (2018 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.

Janet Smith-Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 Trustee Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

**Mr. John C. Davis, Independent Trustee, passed away on September 15, 2021. The Board of the Trust, on behalf of shareholders, wishes to acknowledge the contributions of Mr. Davis and expresses their thanks and gratitude for his years of service to the Trust.**

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions

Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (since January 2016).

Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel – Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen L. Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

B. Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Mr. Walter B. Grimm – Mr. Grimm has over 20 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. He was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations. Mr. Grimm has been a Trustee since November 2013 and began serving as Chair of the Board in March 2018.

Mr. David James – Mr. James currently serves as Executive Vice President and Chief Legal and Risk Officer of Ultimus. Mr. James has over 25 years of experience in the mutual fund servicing industry. He has been a Trustee since March 2021. Before joining Ultimus in 2018, Mr. James served as the Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department, a group of over 54 attorneys and paralegals that provided legal regulatory services to over 60 mutual fund complexes. Mr. James spent 15 years at State Street, and prior to that role, he worked in the legal departments for Fidelity Investments and PNC Global Investment Servicing (US), Inc. Before entering the financial services industry in 1997, Mr. James began his legal career as a trial attorney in Boston. Mr. James serves on (i) ICI’s Chief Risk Officer Committee, (ii) NICSA’s Legal and Regulatory Committee, and (iii) NICSA’s Compliance and Risk Committee. He has also served on industry panels for BoardIQ, Independent Directors Council of the ICI, NICSA, State Street, and Boston Financial Data Services. Mr. James holds law degree from Ohio Northern University Pettit College of Law

(1995). He also holds a Bachelor of Science in Political Science from East Tennessee State University (1993). He is a member of the Massachusetts and New York Bars and maintains active Ohio Corporate Counsel Status.

Ms. Lori Kaiser - Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance, and IT consulting. She is a Certified Public Accountant and a Chartered Global Management Accountant, with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions, and integrations. Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for the lowest auto insurance rates. Earlier in her career, Ms. Kaiser served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of Nationwide Insurance Company, and she began her career in the audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has board and community service experience with a variety of organizations. She is a Board member of the Business Advisory Council at Miami University’s Farmer School of Business. Ms. Kaiser also serves on the Board of Trustees and is Chair for the Ohio Society of Certified Public Accountants. She also serves on the Board of National Church residences, the nation’s largest not-for-profit provider of affordable senior housing, and is on its Finance and Audit Committee. She also serves on the Board of Trustees for Franklin University and is also an Audit Committee member. As a member of the Executive Board of the Columbus Chamber of Commerce, she chairs its Small Business Council. She is also on the Governing Council of the AICPA. Ms. Kaiser completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. Ms. Kaiser was selected to serve as a Trustee as a result of her board and executive level leadership experience, as well as her extensive financial, IT and risk management experience. Ms. Kaiser has been a Trustee since July 2018. Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. Ms. Kaiser also serves as Chair of the Trust’s Audit Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Ms. Janet S. Meeks - Ms. Meeks has 43 years of experience in the healthcare and financial services industries. Ms. Meeks founded Healthcare Alignment Advisers, LLC in 2015, a consulting company located in Westerville, Ohio, that provides advice to healthcare executives with respect to, among other things, strategy development and implementation and currently serves as the Chief Executive Officer. Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Westerville, Ohio, and currently ranked among the Top 100 hospitals nationally. She served in executive roles for four nationally known healthcare systems, including Trinity Health and Vanderbilt University Medical Center. Before entering the healthcare sector, Ms. Meeks worked in the financial services industry for Bank of Mississippi.

As an experienced corporate director, Ms. Meeks currently serves on the Board of Directors of National Church Residences, where she also serves on the Executive Committee, the Healthcare Quality Committee and as Chairperson of the Affordable Housing Subsidiary Committee, which oversees 300 properties nationally. Ms. Meeks also serves on the Advisory Board of LeaderStat, a national healthcare staffing, consulting and executive search organization. She has also served on the Governance Committee and Human Resources/Executive Compensation Committee of that organization. Ms. Meeks has served as a faculty member of the AHA Society for Healthcare Planning and Marketing National Conferences, the Healthcare Strategy Institute National Conferences, and as an Instructor for the University of Mississippi School of Business Administration. Ms. Meeks has published extensively and is an accomplished national speaker. Ms. Meeks was selected to serve as a Trustee as a result of her board and executive level leadership experience and her extensive financial industry, marketing, and strategy expertise. Ms. Meeks has been a Trustee since July 2018 and serves as Chair of the Valuation Committee. Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance.

Ms. Mary Madick – Ms. Madick has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Ms. Madick served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. She was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations. Ms. Madick has been a Trustee since November 2013. Ms. Madick also serves as Chair of the Nominating Committee.

C.       Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of five individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian, and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Independent Trustees – Mr. Walter Grimm, Ms. Lori Kaiser, Ms. Janet S. Meeks, and Ms. Mary Madick – and one Interested Trustee – Mr. David James. Accordingly, four-fifths of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee, and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

●	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

●	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Trust.

●	The Valuation Committee consists of all of the Trustees plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members. The Valuation Committee is responsible for reviewing or approving fair valuation determinations pursuant to the Trust’s Portfolio Valuation Procedures. As part of its function, the Valuation Committee considers all fair value pricing methodologies proposed by the Valuation Designees and approves such methodologies, and any amendments thereto.

The Trust’s Audit Committee generally meets at least quarterly. The Audit Committee reviews reports provided by administrative service providers, legal counsel, and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. For the fiscal year ended August 31, 2022, the Audit Committee met six times, two of which involved matters relating to the Fund. For the fiscal year ended August 31, 2022, the Nominating Committee did not meet and the Valuation Committee met four times. The inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and on an annual basis provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

●	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

●	Code of Ethics review

●	NAV Errors, if any

●	Distributor Compliance Reports

●	Timeliness of SEC Filings

●	Dividends and other Distributions

●	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

●	Review of 12b-1 Payments

●	Multiple Class Expense Reports

●	Anti-Money Laundering/Customer Identification Reports

●	Administrator and CCO Compliance Reports

●	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Trustees conducts an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.       Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2021.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust(1)
Interested Trustee
David James	None	$1 - $10,000
Independent Trustees
Walter B. Grimm	None	$50,001 - $100,000
Lori Kaiser	None	None
Janet Smith Meeks	None	None
Mary M. Morrow	None	None

(1)	The Trust currently consists of 14 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable. None of the Trustees receive pension or retirement benefits for his or her services to the Trust.

Trustee	Compensation from the Fund	Total Compensation From Trust
Interested Trustee
David James	None	None
Independent Trustees
Walter B. Grimm*	$0	$37,000
Lori Kaiser*	$0	$37,000
Janet Smith-Meeks*	$0	$37,000
Mary Madick*	$0	$37,000

*	Annual compensation for 2021. As the Fund commenced operations on January 27, 2022, no compensation was paid by the Fund to the Trustees in 2021.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are DTC members reflecting ownership of 5% or more of the Fund’s outstanding shares as of December 12, 2022:

Name & Address	Percentage of Fund	Type of Ownership
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	23.62%	Record
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	72.19%	Record

As of December 12, 2022, the Trustees and Officers of the Trust as a group owned less than 1% of the shares of the Fund.

SERVICE PROVIDERS

INVESTMENT ADVISORY SERVICES

Investment Adviser

Clockwise Capital LLC (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Subject to the supervision of the Trustees of the Trust, the Adviser manages the investment and reinvestment of the Fund’s assets. The Adviser is controlled by Garari Eli Mikel and Ryan Jeffrey Guttridge. The Adviser is located at 1395 Brickell Avenue, Unit 800, Miami, Florida 33131.

Under the investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”), the Adviser, at its expense, furnishes a continuous investment program for the Fund and makes investment decisions on its behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust Agreement and By-Laws, and the 1940 Act. In addition, the Adviser makes decisions consistent with the Fund’s investment objectives, policies, and restrictions as set forth in the Prospectus and this SAI, and such policies and instructions as the Trustees may, from time to time, establish. Under the Investment Advisory Agreement, the Adviser may delegate to another investment adviser the responsibility of investing the Fund’s assets subject to the supervision of the Adviser and the Board. The delegation of investment advisory services to another investment adviser does not relieve the Adviser from any duty or liability it would otherwise have under the Investment Advisory Agreement.

The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability for any error of judgment, or mistake of law, or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Adviser.

The Investment Advisory Agreement may be terminated without penalty with respect to the Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days’ written notice, or by the Adviser on 90 days’ written notice. The Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment.

The Investment Advisory Agreement provides for an initial term of two years. Thereafter, the Investment Advisory Agreement shall continue from year to year so long as such continuance is approved at least annually with respect to the Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a vote of the majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

For its services, the Adviser is paid a fee by the Trust, which fee is calculated daily and paid quarterly, at an annual rate of 0.95% of the Fund’s average daily net assets.

Pursuant to the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund, and subject to the general supervision of the Board, the Adviser has also agreed to pay all other regular and recurring expenses of the Fund such the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) so that total annual fund operating expense remain at 0.95% of the Fund’s average daily net assets. The Fund bears other fees and expenses that are not covered by the Investment Advisory Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

For the fiscal period from January 27, 2022 (commencement of operations) to August 31, 2022, the Adviser earned management fees of $23,616 from the Fund. At August 31, 2022, the Fund owed the Adviser $4,074 in management fees.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Other Accounts Under Management

Unless otherwise noted, the following information about the Fund’s portfolio managers is provided as of August 31, 2022 and no “Other Account” described below has an advisory fee that is based on the performance of that account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ryan Jeffrey Guttridge	55	$73,000,000	1	0	0	0

Cengiz Mehmet Cakmak	55	$73,000,000	0	0	0	0

Ownership of Fund Shares

As of August 31, 2022, the portfolio managers beneficially owned shares of the Fund as summarized in the following table:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of August 31, 2022
Ryan Jeffrey Guttridge	Over $100,000
Cengiz Mehmet Cakmak	None

Compensation

The portfolio managers of the Fund receive a fixed base salary and discretionary bonus that are not directly tied to the performance of the Fund. The availability and amount of any bonus will be based on factors such as firm profitability, as well as individual performance and team contribution and determined by the Adviser’s Senior Management Team. The Adviser believes this compensation is competitive with similarly-situated industry participants. As an owner of the Adviser, Mr. Guttridge also shares in the profits of the firm.

Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for portfolio managers to devote more attention to those accounts that pay high advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and compliance with its applicable Code of Ethics. Finally, the Adviser has structured its portfolio managers’ compensation in a manner, and the Trust has adopted policies and procedures reasonably designed, to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant

Ultimus Fund Solutions, LLC (“Ultimus”) is the administrator and fund accountant for the Fund pursuant to a Master Services Agreement. As compensation for the foregoing services, Ultimus receives a fee, accrued daily, and paid monthly by the Adviser from the management fee. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Custodian and Transfer Agent

Brown Brothers Harriman & Co. (“BBH” or “Custodian”) is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. BBH is located at 50 Post Office Square, Boston, MA 02110. The fees paid to BBH in connection with these services are paid by the Adviser.

Compliance Consulting

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Adviser pays NLCS a base fee per annum, plus an asset-based fee computed at an annual rate. In addition, the Adviser reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. NLCS’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. Martin Dean currently serves as the Trust’s Chief Compliance Officer.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) is the distributor of the Fund’s shares. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.” The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Aggregations

Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

Securities Lending

The Fund may be authorized to lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions, but the Fund is not currently authorized to do so. Since the Fund does not currently lend securities, it does not have any securities lending income, fees, or compensation to report.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 221 East 4th Street, Suite 2900, Cincinnati, OH 45202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the Fund’s annual financial statements.

Legal Counsel

Practus, LLP is counsel to the Trust and will pass upon the legality of the shares offered hereby.

Supplemental Payments to Financial Intermediaries

Financial intermediaries that promote the sale of Fund shares may be paid fees out of the assets of the Distributor, the Adviser and their affiliates (but not out of Fund assets).

Financial intermediaries who solicit the sale of Fund shares may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, these financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Fund shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

From time to time, the Distributor, the Adviser, and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Adviser, and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Adviser, and their affiliates also may hold or sponsor, at their expense, sales events, conferences, and programs for employees or associated persons of financial intermediaries in order to facilitate the sale of Fund shares and may pay the travel and lodging expenses of attendees. The Distributor, the Adviser, and their affiliates also may provide, at their expense, meals, and entertainment in conjunction with meetings with these financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund sell and redeems shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 shares for the Fund. The Board may declare a split or a consolidation in the number of shares outstanding of the Fund or Trust and make a corresponding change in the number of shares in a Creation Unit.

AUTHORIZED PARTICIPANTS

Only Authorized Participants that have entered into agreements with the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

TRANSACTION FEES

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). The Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$250	2.00%

*	As a percentage of the amount invested.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services.

THE CLEARING PROCESS

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

FOREIGN SECURITIES

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

PURCHASING CREATION UNITS

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or its agent through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.” The Fund may enter into other types of Custom Orders.

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, Funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, Funds with hard-to-find securities, particularly fixed-income Funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the Fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions, and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2) when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy, or computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the

Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Fund reserves the right to settle redemption transactions on a basis other than T+2 but by T+7, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market. In addition, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage, and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with shares. Texas shareholders who wish to appoint a representative should notify their broker-dealer to obtain a form for providing written notice.

REDEEMING A CREATION UNIT

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or an agent through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business

Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, Funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, Funds with hard-to-find securities, particularly fixed-income Funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the Fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions, and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2) when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal

Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank, or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu, and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu, and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

BROKERAGE TRANSACTIONS

While changes to the Fund’s investment portfolio will generally be implemented through the issuance and redemption of the Fund’s Creation Units in exchange for a Creation Basket, there may be occasions wherein the Adviser will purchase or sell securities directly on behalf of the Fund. To the extent that the Fund issues or redeems Creation Units partly or solely for cash, the Adviser may have to execute portfolio transactions on behalf of the Fund.

In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser does not currently use the Fund’s assets in connection with third party soft dollar arrangements, but the Adviser reserves the right to do so in the future.

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

For the fiscal period January 27, 2022 (commencement of operations) to August, 31, 2022, the Adviser directed the amount of $2,150 in brokerage transactions to brokers, of which none of these commissions were directed to brokers on the basis of research services and none were paid to affiliates. As of August 31, 2022, the Fund did not own any securities of the regular broker/dealers of the Trust.

TRADE ALLOCATION

Investment decisions for the Fund and other clients of the Adviser are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally.

A security may be bought or sold by the Adviser for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. To the extent that multiple clients are purchasing or selling a specific security at the same time, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

SHAREHOLDER RIGHTS

All shareholders are entitled to one vote for each Fund share held on the record date for any action requiring a vote by the shareholders. Shareholders of the Trust will vote in the aggregate and not by Fund except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.

Each share of the Fund represents a pro rata interest in the assets of the Fund. Fund shares have no preemptive, exchange, subscription or conversion rights and there are no restrictions on the transfer of Fund shares. Each Fund share participates pro rata in all dividends and distributions of the Fund and in the net distributable assets upon liquidation.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (1) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (2) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Under the Trust Agreement, the Trustees have the power to liquidate any Fund without shareholder approval. While the Trustees have no present intent to exercise this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

The rights of shareholders cannot be modified without a majority vote of the shareholders.

BOOK ENTRY ONLY SYSTEM

The information below supplements disclosure in the Prospectus regarding the book entry system. This information should be read in conjunction with the disclosure included in the Prospectus.

DTC acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Generally, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the Fund’s shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Fund’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of the Fund’s shares. The Trust recognizes DTC or its nominee as the record owner of the Fund’s shares for all purposes. Beneficial Owners of the Fund’s shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of the Fund’s shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. DTC will make available to the Trust upon request and for a fee a listing of the Fund’s shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding the Fund’s shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.

In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of the Fund’s shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the Fund’s shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to any Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of the Fund’s shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

VOTING PROXIES OF FUND PORTFOLIO SECURITIES

The Trust and the Adviser have each adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund’s Board, the Fund has delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities. In each case, proxies will be voted in accordance with the Adviser’s proxy voting policy, subject to the supervision of the Board. The Adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the Adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the Adviser’s policies and procedures, as well as the Fund’s voting records. For a complete copy of the Adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to clockwisefunds.com.

The Adviser’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund (a “Conflict”), the Adviser shall resolve such conflict by, among other things: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtaining the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser based on the recommendation of an independent third party.

The Adviser utilizes the services of an outside proxy voting firm to act as agent for the proxy process, to maintain records on proxy votes for its clients, to provide independent research on corporate governance, proxy and corporate responsibility issues, and to make the final decision on how to cast proxy votes consistent with the Adviser’s proxy voting procedures. When exercising its voting responsibilities, the Adviser generally votes in favor of the recommendations of management on routine and administrative matters, unless the Adviser has compelling reasons to vote to the contrary. With respect to non-reoccurring or extraordinary matters, the Adviser will vote on a case-by-case basis in accordance with the goals of achieving the overall objectives of the Fund. Regarding governance matters, the Adviser generally will support proposals that foster good corporate governance practices. The Adviser considers the following factors when developing a position on special interest issues: (1) the long-term benefit to the shareholders of promoting corporate accountability and responsibility on social issues; (2) management’s responsibility with respect to special interest issues; (3) any economic costs and restrictions on management; and (4) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

Proxy Voting Report

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available: (1) without charge, upon request, by calling 800-610-6128 toll free; and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE PRACTICES

The disclosure policy of the Fund and the Adviser generally prohibits the disclosure of portfolio holdings information to any investor or third party before the same information is made publicly available. Employees of the Adviser and certain affiliates have ongoing access to nonpublic information concerning the Fund’s portfolio holdings and are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades. Firms that provide administration, custody, financial, accounting, legal, or other services to the Fund may receive nonpublic information about Fund portfolio holdings as needed for purposes relating to their services. Service providers are subject to a duty of confidentiality whether by contract, internal policies or procedures, and/or pursuant to the requirements of a professional code.

Consistent with the portfolio holdings disclosure policy adopted by the Board, the Fund publicly discloses on each Business Day, prior to the opening of regular trading on the Exchange, on the Fund’s website, certain information relating to the portfolio securities that will form the basis for the Fund’s calculation of NAV at the end of that Business Day. Consistent with this policy, the Fund may make available through the facilities of the NSCC or through posting on clockwisefunds.com, prior to the opening of trading on each Business Day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, the “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on clockwisefunds.com after the close of markets in the U.S.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information.

The Board exercises oversight of the disclosure of Fund portfolio holdings by: (1) overseeing the implementation and enforcement of the policy, the Trust’s Code of Ethics and other relevant policies and procedures of the Trust and its service providers by the CCO; (2) considering reports and recommendations by the CCO concerning material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) considering proposed amendments to this policy. The Board also receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

CODES OF ETHICS

Each of the Trust, the Adviser, and the Distributor maintains a Code of Ethics which permits the Trustees, officers, and certain employees of the Adviser and the Distributor, as applicable, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain pre-clearance and blackout provisions that minimize potential conflicts of interest.

Although they do permit these persons to trade in securities, including those in which the Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. Copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities. For the period January 27, 2022 (commencement of operations) to August 31, 2022, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV per share as of the close of the Exchange (normally 4:00 p.m. Eastern Time) on each Business Day. The NAV per share is calculated by dividing the value of the net assets of the Fund (e.g., value of total assets less total liabilities) by the total number of shares outstanding.

To calculate the Fund’s NAV per share, the Trust follows valuation procedures approved by the Board. Pursuant to these procedures, the Trust relies on certain security pricing services to provide current market values for the Fund’s portfolio securities. These security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities traded on a national securities exchange or in the over the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the Exchange (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined.

Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV (except ETFs which are valued consistent with the pricing process for equity securities). In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, the Valuation Designee’s good faith determination of the fair value of a security or option may be used instead of its current market value.

STATUS AND TAXATION OF THE FUND

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership, and disposition of shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, possibly with retroactive effect. The following information supplements should be read in conjunction with the section in the Prospectus entitled “Tax Consequences”.

This summary assumes that the Fund shareholder holds shares as capital assets within the meaning of the Code, and does not hold shares in connection with a trade or business. This summary does not address the potential U.S. federal income tax considerations possibly applicable to an investment in shares to Fund shareholders holding shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify and maintain its tax status as a RIC, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least the sum of ninety percent (90%) of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and ninety percent (90%) of its net exempt interest income. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero-coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a four percent (4%) excise tax on certain undistributed income if such Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously distributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (1) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (2) in the case of a corporate Fund shareholder, a dividends-received deduction.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (“PFIC”) for federal income tax purposes. As a result, the Fund may be subject to federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the PFIC as a “qualified electing fund”, provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Futures Contracts. The Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, the Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur, or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain trusts and estates) will be subject to a 3.8% Medicare tax on net investment income (which generally includes all Fund distributions and gains from the sale of shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying shares just prior to a distribution should be aware that, although the price of the shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of shares is treated generally as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

In-Kind Creation Unit Issues and Redemptions. On an issue of shares as part of a Creation Unit made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market where the creation is conducted in-kind by deposit of Deposit Securities value (at issue) of the issued shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss recognized on a redemption of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Back-Up Withholding. The Fund may be required to report certain information on the Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W- 8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders

In general, if the Fund shareholder is not a U.S. citizen or resident or if the Fund shareholder is a foreign entity, such Fund’s ordinary income dividends (including distributions of other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

Under current law, gain on a sale of shares or an exchange of such shares will be exempt from U.S. federal income tax (including withholding at the source) unless (1) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (2) at any time during the shorter of the period during which the foreign Fund shareholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below), and the foreign Fund shareholder actually or constructively held more than 5% of the shares. In the case of a disposition described in clause (2) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons.

Under the Foreign Account Tax Compliance Act (i.e., FATCA), foreign shareholders will be subject to U.S. withholding tax of 30 percent on all U.S. source income (including all dividends from the Fund), and beginning in 2019, on gross proceeds from the sale of U.S. stocks and securities (including the sale of shares), unless they comply with certain reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or tax authority in the institution’s own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually.

Dividend Reinvestment

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended August 31, 2022, and the report of Ernst & Young LLP, independent registered public accounting firm, including the financial highlights, are included in the Fund’s Annual Report to shareholders, and are incorporated by reference and made a part of this document. The Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2022, has been previously sent to shareholders of the Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. You can obtain a copy of the Annual Report without charge by calling Shareholder Services at (844) 838-2119 or upon written request to:

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

APPENDIX A

Description Of Securities Ratings

The Nationally Recognized Statistical Rating Organizations (individually, an “NRSROs”) that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), and Fitch Investors Service, Inc. (“Fitch”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

A.	Long-Term Ratings

1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

● Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

● Nature of and provisions of the obligation;

● Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

● Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

● The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

● The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

● Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term. programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ’SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

PART C: OTHER INFORMATION

Item 28.	Exhibits
(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”) as filed with the State of Ohio on September 27, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(a)(2)	Amendment No. 1 to Trust Instrument as filed with the State of Ohio on November 13, 2013 (“Amendment No. 1”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(3)	Amendment No. 2 to Trust Instrument as filed with the State of Ohio on December 2, 2013 (“Amendment No. 2”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(4)	Amendment No. 3 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(a)(5)	Amendment No. 4 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(6)	Amendment No. 5 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(7)	Amendment No. 6 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(a)(8)	Amendment No. 7 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(a)(9)	Amendment No. 8 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(a)(10)	Amendment No. 9 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(a)(11)	Amendment No. 10 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(a)(12)	Amendment No. 11 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(a)(13)	Amendment No. 12 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(a)(14)	Amendment No. 13 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(a)(15)	Amendment No. 14 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(a)(16)	Amendment No. 15 (form of) to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(a)(17)	Amendment No. 16 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(a)(18)	Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) dated November 18, 2021 as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(a)(19)	Amendment to Appendix B to Trust Instrument dated February 2, 2022, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(b)(1)	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(b)(2)	Amendment No. 1 to By-Laws adopted as of November 18, 2013 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 41 on December 27, 2017.)

(b)(3)	Amendment No. 2 to By-Laws adopted as of June 16, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(c)	Instruments Defining Rights of Shareholders – incorporated by reference to the Trust Instrument, Amendment No. 1, Amendment No. 2, the By-Laws and Amendment No.1 to the By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Meritage Portfolio Management, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(d)(2)	Investment Advisory Agreement between the Registrant, on behalf of First Security Municipal Bond Fund, and First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(d)(3)	Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(d)(4)	Form of Investment Advisory Agreement between the Registrant and Preserver Partners, LLC, on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(d)(5)	Form of Sub-Advisory Agreement between Preserver Partners, LLC and Semper Capital Management, L.P., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(d)(6)	Investment Advisory Agreement between the Registrant and Canterbury Investment Management, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(d)(7)	Form of Investment Advisory Agreement between the Registrant and Hedeker Wealth LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(d)(8)	Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(d)(8)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(d)(9)	Investment Advisory Agreement between the Registrant, on behalf of the Reynders, McVeigh Core Equity Fund and Reynders, McVeigh Capital Management, LLC dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(d)(10)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Alta Capital Management, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(d)(11)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 19, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(d)(12)	Investment Advisory Agreement (form of) between the Registrant, on behalf of the Guardian Dividend Growth Fund and Guardian Capital LP dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(d)(13)	Investment Advisory Agreement between the Registrant, on behalf of the Cornerstone Capital Access Impact Fund and Cornerstone Capital Inc. dated September 10, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(14)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and ARK Investment Management, LLC dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(15)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and Green Alpha Advisors, LLC dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(16)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and KBI Global Investors (North America) Ltd dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(17)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and RBC Global Asset Management (UK) Limited dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(18)	Investment Sub-Advisory Agreement (form of) between Cornerstone Capital Inc. and Schroders Investment Management North America Inc. dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(19)	Investment Sub-Sub-Advisory Agreement (form of) between Schroders Investment Management North America Inc. and Schroders Investment Management North America Ltd. dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(20)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Guardian Fundamental Global Equity Fund, and Alta Capital Management, LLC dated December 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(d)(21)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 9, 2020 and effective January 31, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(d)(22)	Investment Advisory Agreement between the Registrant, on behalf of the Clockwise Capital Innovation ETF, and Clockwise Capital LLC dated December 8, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(d)(23)	Investment Advisory Agreement between the Registrant, on behalf of the Guardian Capital Fundamental Global Equity Fund, and Guardian Capital LP dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(24)	Sub-Advisory Agreement between Guardian Capital LP and GuardCap Asset Management Limited on behalf of the Guardian Capital Fundamental Global Equity Fund dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(25)	Investment Advisory Agreement between the Registrant, on behalf of the Fairlead Tactical Sector ETF, and Cary Street Partners Asset Management LLC dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(26)	Investment Sub-Advisory Agreement between Cary Street Partners Asset Management LLC and Fairlead Strategies LLC on behalf of the Fairlead Tactical Sector ETF dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(e)(1)	Distribution Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(e)(2)	Distribution Agreement between the Registrant, on behalf of the First Security Municipal Bond Fund, and Unified Financial Securities, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(e)(3)	Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund, and Unified Financial Securities, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(e)(4)	Form of Distribution Agreement between the Registrant and Unified Financial Securities, Inc., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(e)(5)	Distribution Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(6)	Distribution Agreement between the Registrant, on behalf of the First Security Municipal Bond Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(7)	Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(8)	Distribution Agreement between the Registrant, on behalf of the Preserver Alternative Opportunities Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(e)(9)	Distribution Agreement between the Registrant, on behalf of the Canterbury Portfolio Thermostat Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(e)(10)	Form of Distribution Agreement between the Registrant, on behalf of the Hedeker Strategic Appreciation Fund, and Ultimus Fund Distributors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(e)(11)	First Amendment to the Distribution Agreement between the Registrant, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(e)(12)	Second Amendment to the Distribution Agreement between the Registrant, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(e)(13)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Reynders McVeigh Core Equity Fund dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(e)(14)	Distribution Agreement between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(e)(15)	Amendment to the Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund, Fuller & Thaler Asset Management, Inc. and Unified Financial Securities, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(e)(16)	Distribution Agreement between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(17)	Distribution Agreement between the Registrant, Canterbury Investment Management, LLC and Unified Financial Securities, LLC on behalf of the Canterbury Portfolio Thermostat Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(18)	Distribution Agreement between the Registrant, Fuller & Thaler Asset Management, Inc. and Unified Financial Securities, LLC on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(19)	Distribution Agreement between the Registrant, Hedeker Wealth LLC and Ultimus Fund Distributors, LLC on behalf of the Hedeker Strategic Appreciation Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(20)	Distribution Agreement between the Registrant, Meritage Portfolio Management, Inc. and Unified Financial Securities, LLC on behalf of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(21)	Distribution Agreement between the Registrant, Preserver Partners, LLC and Unified Financial Securities, LLC on behalf of the Preserver Alternative Opportunities Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(22)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Reynders, McVeigh Core Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(23)	Distribution Agreement (form of) between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Dividend Growth Fund dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(24)	Distribution Agreement between the Registrant, Cornerstone Capital Inc. and Ultimus Fund Distributors, LLC on behalf of the Cornerstone Capital Access Impact Fund dated September 10, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(e)(25)	Amendment (form of) dated December 12, 2019 to the Distribution Agreement dated February 1, 2019 between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(e)(26)	Distribution Agreement dated December 31, 2019 between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(27)	Distribution Agreement dated December 31, 2019 between the Registrant, Preserver Partners, LLC and Ultimus Fund Distributors, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(28)	Distribution Agreement dated December 31, 2019 between the Registrant, Meritage Portfolio Management, Inc. and Ultimus Fund Distributors, LLC on behalf of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(29)	Distribution Agreement dated December 31, 2019 between the Registrant, Canterbury Investment Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(e)(30)	ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(e)(31)	Amended and Restated Distribution Agreement dated January 28, 2022 between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(e)(32)	Schedule B-2 dated March 8, 2022 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)(1)	Custody Agreement between the Registrant and The Huntington National Bank, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(g)(2)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(g)(3)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(g)(4)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(g)(5)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(g)(6)	Form of Custody Agreement between the Registrant and Huntington National Bank, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(g)(7)	Amended Appendix B to the Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(g)(8)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(g)(9)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(g)(10)	Amendment to Appendix B of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(11)	Amendment to Appendix D - Fee Schedule of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(12)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(g)(13)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(g)(14)	Amendment to Appendix A and Appendix B dated December 12, 2019 of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank, on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(g)(15)	Special Custody Account Pledge and Control Agreement between the Registrant, the Huntington National Bank, and Interactive Brokers, LLC on behalf of the Hedeker Strategic Appreciation Fund dated March 19, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 86 on December 30, 2019.)

(g)(16)	Amendment to Custody Agreement between the Registrant and The Huntington National Bank on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund, the Fuller & Thaler Behavioral Mid-Cap Value Fund, the Fuller & Thaler Behavioral Unconstrained Equity Fund, the Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and the Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(g)(17)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(g)(18)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(h)(1)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(h)(2)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(h)(3)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(h)(4)	Expense Limitation Agreement between the Registrant and First Security Fund Advisers, Inc. with respect to First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(h)(5)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(6)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(7)	Form of Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(h)(8)	Form of Expense Limitation Agreement between the Registrant and Preserver Partners, LLC with respect to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(h)(9)	Form of Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 13 on December 23, 2015.)

(h)(10)	Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(h)(11)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(h)(12)	Expense Limitation Agreement between the Registrant and First Security Fund Advisors, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(h)(13)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(14)	Form of Expense Limitation Agreement between the Registrant and Hedeker Wealth LLC, with respect to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(15)	Form of Compliance Consulting Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(16)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(17)	Amended and Restated Administrative Services Plan on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(18)	Form of Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 29 on December 29, 2016.)

(h)(19)	Expense Limitation Agreement between the Registrant and First Security Fund Advisors, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(h)(20)	First Amendment dated October 1, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(21)	Letter Agreement dated November 9, 2017 between the Registrant, Ultimus Fund Solutions, LLC and Fuller & Thaler Asset Management, Inc. to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Funds – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(22)	First Amendment dated October 1, 2017 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(23)	Amended and Restated Administrative Services Plan dated December 20, 2017 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(24)	Expense Limitation Agreement effective December 20, 2017 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(25)	Second Amendment dated December 14, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(26)	Second Amendment dated December 14, 2017 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(27)	Expense Limitation Agreement between the Registrant and Preserver Partners, LLC with respect to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 42 on December 28, 2017.)

(h)(28)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 43 on December 29, 2017.)

(h)(29)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(h)(30)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(h)(31)	Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC on behalf of the Canterbury Portfolio Thermostat Fund dated June 14, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(h)(32)	Expense Limitation Agreement between the Registrant and First Security Fund Advisers, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by referenced as filed to Registrant’s Post-Effective Amendment No. 52 on August 27, 2018.)

(h)(33)	Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC on behalf of the First Security Municipal Bond Fund dated June 14, 2018 – (Exhibit incorporated herein by referenced as filed to Registrant’s Post-Effective Amendment No. 52 on August 27, 2018.)

(h)(34)	Administrative Services Plan dated December 10, 2018 on behalf of the Reynders McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(35)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(36)	Amendment dated December 10, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(37)	Amendment dated December 10, 2018 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(38)	Expense Limitation Agreement between the Registrant and Alta Capital Management, LLC with respect to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(39)	Amendment dated December 18, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(40)	Amendment dated December 18, 2018 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund, Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(41)	Amended and Restated Administrative Services Plan dated December 18, 2018 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(42)	Expense Limitation Agreement effective December 19, 2018 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(43)	Amendment dated December 19, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(44)	Expense Limitation Agreement between the Registrant and Hedeker Wealth, LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(h)(45)	Expense Limitation Agreement dated December 31, 2018 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 62 on December 28, 2018.)

(h)(46)	Amended and Restated Expense Limitation Agreement dated December 18, 2018 between the Registrant and Meritage Portfolio Management, Inc. on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 63 on December 28, 2018.)

(h)(47)	Expense Limitation Agreement (form of) between the Registrant and Guardian Capital LP with respect to the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(48)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(49)	Amendment dated March 14, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(50)	Revolving Credit Agreement between the Registrant and The Huntington National Bank on behalf of the Hedeker Strategic Appreciation Fund dated March 15, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(51)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 77 on August 28, 2019.)

(h)(52)	Expense Limitation Agreement between the Registrant and Cornerstone Capital Inc. with respect to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(53)	Amendment dated September 10, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(54)	Amendment dated September 10, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(55)	Expense Limitation Agreement dated December 12, 2019 between the Registrant and Alta Capital, LLC with respect to the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(56)	Amendment dated December 12, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(57)	Amendment dated December 12, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(58)	SEC Jurisdictional Documents – Representations of Alta Capital Management, LLC and GuardCap Asset Management Limited dated March 18, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(59)	Participating Affiliate Memorandum of Understanding between and among Alta Capital Management, LLC, Guardian Capital LP and GuardCap Asset Management Limited dated November 27, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(60)	Expense Limitation Agreement dated December 12, 2019 and effective December 31, 2019 between the Registrant and Hedeker Wealth, LLC with respect to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 86 on December 30, 2019.)

(h)(61)	Amendment No. 1 to Revolving Credit Agreement between the Registrant and The Huntington National Bank on behalf of the Hedeker Strategic Appreciation Fund dated August 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 86 on December 30, 2019.)

(h)(62)	Amendment dated June 14, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(63)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(64)	Expense Limitation Agreement dated December 12, 2019 and effective December 31, 2019 between the Registrant and Meritage Portfolio Management, Inc. on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(65)	Amendment dated June 14, 2018 to the Mutual Fund Services Agreement dated November 19, 2013 between the Registrant and Ultimus Asset Services, LLC on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(66)	Amendment dated March 14, 2019 to the Mutual Fund Services Agreement dated November 19, 2013 between the Registrant and Ultimus Asset Services, LLC on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(67)	Amendment dated March 14, 2019 to the Mutual Fund Services Agreement dated July 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(68)	Amendment dated June 14, 2018 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post- Effective Amendment No. 88 on December 30, 2019.)

(h)(69)	Amendment dated December 31, 2018 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post- Effective Amendment No. 88 on December 30, 2019.)

(h)(70)	Amendment dated March 14, 2019 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post- Effective Amendment No. 88 on December 30, 2019.)

(h)(71)	Expense Limitation Agreement dated December 12, 2019, and effective February 1, 2020 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(72)	Participating Fund Agreement (form of) between the Registrant and ReFlow Fund, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(73)	Expense Limitation Agreement dated January 31, 2020 between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 97 on May 29, 2020.)

(h)(74)	Amended and Restated Expense Limitation Agreement dated February 28, 2020 between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 97 on May 29, 2020.)

(h)(75)	Expense Limitation Agreement dated August 31, 2020 between the Registrant and Guardian Capital LP with respect to the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(76)	Fourteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(77)	Fifteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(78)	Sixteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(79)	Seventeenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(80)	Eighteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund and Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(81)	Nineteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(82)	Twentieth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(83)	Amendment dated January 1, 2020 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(84)	Amendment dated January 1, 2020 to the Mutual Fund Services Agreement dated November 19, 2013 between the Registrant and Ultimus Asset Services, LLC on behalf of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(85)	Amendment dated January 1, 2020 to the Mutual Fund Services Agreement dated July 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(h)(86)	Twenty-first Amendment dated October 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(87)	Expense Limitation Agreement effective January 31, 2021 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(88)	Securities Lending Agency Agreement between the Registrant and BMO Harris Bank, N.A. on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(89)	Expense Limitation Agreement dated December 31, 2020 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 104 on December 29, 2020).

(h)(90)	Expense Limitation Agreement dated December 9, 2020, and effective January 31, 2021 between the Registrant and Alta Capital Management, LLC with respect to the Alta Quality Growth Fund and the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 106 on January 28, 2021).

(h)(91)	Amended and Restated Expense Limitation Agreement dated March 17, 2021, and effective as of May 31, 2021, between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(92)	Twenty-second Amendment dated March 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund and the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(93)	Amendment dated March 18, 2021 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Canterbury Portfolio Thermostat Fund and Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(94)	Expense Limitation Agreement dated August 31, 2021 between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(h)(95)	Consulting Agreement for compliance services dated December 8, 2021 between the Registrant and Northern Lights Compliance Services, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(96)	ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(97)	Form of Authorized Participant Agreement between the Registrant, Northern Lights Distributors, LLC and a participant – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(98)	Expense Limitation Agreement dated December 31, 2021 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 122 on December 29, 2021.)

(h)(99)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(100)	Expense Limitation Agreement dated January 8, 2021 and effective January 31, 2022 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(101)	Twenty-third Amendment dated December 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(102)	Assignment of Securities Lending Agency Agreement among the Registrant, BMO Harris Bank N.A. and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(103)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(104)	Fund Accounting Fee Letter and Fund Administration Fee Letter dated March 8, 2022 to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(h)(105)	Amended and Restated Expense Limitation Agreement dated March 7, 2022, and effective as of May 31, 2022, between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(h)(106)	Derivatives Risk Management Program Support Services Addendum between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Preserver Alternative Opportunities Fund, dated June 23, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 128 on August 26, 2022).

(h)(107)	Fee Waiver Amendment dated August 1, 2022 to the Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 128 on August 26, 2022).

(h)(108)	Expense Limitation Agreement dated December 31, 2022 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

(h)(109)	Amended and Restated Consulting Agreement for compliance services dated September 14, 2022 between the Registrant and Northern Lights Compliance Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

(i)(1)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(i)(2)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(i)(3)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(i)(4)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(i)(5)	Opinion of counsel as to the legality of the securities registered with regard to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(i)(6)	Opinion of counsel as to the legality of the securities registered with regard to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(i)(7)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(i)(8)	Opinion of counsel as to the legality of the securities registered with regard to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(i)(9)	Opinion of counsel as to the legality of the securities registered with regard to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(i)(10)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(i)(11)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Dividend Growth Fund - (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(i)(12)	Opinion of counsel as to the legality of the securities registered with regard to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(i)(13)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(i)(14)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(i)(15)	Opinion of counsel as to the legality of the securities registered with regard to the Clockwise Capital Innovation ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(i)(16)	Opinion of counsel as to the legality of the securities registered with regard to the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(j)(1)	Consent of independent registered public accounting firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(1)	Rule 12b-1 Plan for Investor Shares of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(2)	Rule 12b-1 Plan for A Shares of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(m)(3)	Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(m)(4)	Form of Rule 12b-1 Plan for Retail Shares of Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(m)(5)	Amended and Restated Rule 12b-1 Plan for Investor Shares of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(6)	Amended and Restated Rule 12b-1 Plan for A Shares of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(7)	Amended and Restated Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(8)	Amended and Restated Rule 12b-1 Plan for Retail Shares of Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(9)	Rule 12b-1 Plan for Investor Shares of Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(m)(10)	Restated Rule 12b-1 Plan for Investor Shares of Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(m)(11)	Restated Rule 12b-1 Plan dated December 20, 2017 for Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(m)(12)	Restated Rule 12b-1 Plan dated December 18, 2018 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(m)(13)	Restated Rule 12b-1 Plan dated December 9, 2020 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(n)(1)	Rule 18f-3 Plan for Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(n)(2)	Rule 18f-3 Plan for First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(n)(3)	Rule 18f-3 Plan for Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(n)(4)	Rule 18f-3 Plan for Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(n)(5)	Rule 18f-3 Plan for Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(n)(6)	Amended and Restated Rule 18f-3 Plan for Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(n)(7)	Amended and Restated Rule 18f-3 Plan dated December 20, 2017 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(n)(8)	Amended and Restated Rule 18f-3 Plan dated December 18, 2018 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(2)	Code of Ethics of Meritage Portfolio Management, Inc. dated September 16, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(p)(3)	Code of Ethics of Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(4)	Code of Ethics of First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(p)(5)	Code of Ethics of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 114 on August 27, 2021.)

(p)(6)	Code of Ethics of Ultimus Fund Distributors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(p)(7)	Code of Ethics of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(p)(8)	Code of Ethics of Alta Capital Management, LLC as amended September 2021 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(p)(9)	Code of Ethics of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(p)(10)	Code of Ethics of Preserver Partners, LLC dated September 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 122 on December 29, 2021.)

(p)(11)	Code of Ethics of Hedeker Wealth, LLC dated July 2, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(p)(12)	Code of Ethics of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(p)(13)	Code of Ethics of Cornerstone Capital Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(14)	Code of Ethics of ARK Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(15)	Code of Ethics of Green Alpha Advisors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(16)	Code of Ethics of KBI Global Investors (North America) Ltd – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(17)	Code of Ethics of RBC Global Asset Management (UK) Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(18)	Code of Ethics of Schroders Investment Management North America Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(19)	Code of Ethics of Schroders Investment Management North America Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(20)	Code of Ethics of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(p)(21)	Code of Ethics of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(p)(22)	Code of Ethics of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(p)(23)	Code of Ethics of Fairlead Strategies, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(q)(1)	Proxy Voting Policy and Procedures for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(q)(2)	Proxy Voting Policy and Procedures of Meritage Portfolio Management, Inc. dated August 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 63 on December 28, 2018.)

(q)(3)	Proxy Voting Policy and Procedures for First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(q)(4)	Proxy Voting Policy and Procedures of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(q)(5)	Proxy Voting Policy and Procedures of Preserver Partners, LLC - (Exhibit incorporated herein by reference as filed to Registrant's Post-Effective Amendment No. 129 on December 29, 2022.)

(q)(6)	Proxy Voting Policy and Procedures of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 114 on August 27, 2021.)

(q)(7)	Proxy Voting Policy of Hedeker Wealth, LLC dated November 13, 2017 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(q)(8)	Proxy Voting Policy and Procedures of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(q)(9)	Proxy Voting Policy and Procedures of Alta Capital Management, LLC – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(q)(10)	Proxy Voting Policy and Procedures of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(q)(11)	Proxy Voting Policy and Procedures of Cornerstone Capital Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(12)	Proxy Voting Policy and Procedures of ARK Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(13)	Proxy Voting Policy and Procedures of Green Alpha Advisors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(14)	Proxy Voting Policy and Procedures of KBI Global Investors (North America) Ltd – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(15)	Proxy Voting Policy and Procedures of RBC Global Asset Management (UK) Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(16)	Proxy Voting Policy and Procedures of Schroders Investment Management North America Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(17)	Proxy Voting Policy and Procedures of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(q)(18)	Proxy Voting Policy and Procedures of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(q)(19)	Reserved.

(q)(20)	Proxy Voting Policy and Procedures of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(r)(1)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(r)(2)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(r)(3)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm and Mary Madick Morrow – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(r)(4)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(r)(5)	Powers of Attorney for David James, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 111 on March 29, 2021.)

Item 29. Persons Controlled by or under Common Control with the Funds

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

(k)	Article VI, Section 6.4 of the Agreement and Declaration of Trust of the Registrant, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Agreement and Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

(b) Section 7 of the Investment Advisory Agreement between the Registrant and each Adviser, on behalf of the Clockwise Capital Innovation ETF provides that:

The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

Sections 4.3 through 4.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Trust Indemnification. The Trust will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Funds or their shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

The Trust shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement (“disabling conduct”) or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Trustees who are neither “interested persons” of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or in a written opinion by an independent legal counsel retained by the Trust.

The Trust shall advance attorneys’ fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and (ii) provide security for such undertaking, or the Trust shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

Distributor’s Indemnification. The Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or the willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any of its several officers and Trustees by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

General Indemnity Provisions. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

(d) Sections 11.3 through 11.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Notwithstanding the foregoing provisions, the Trust, a Fund, or the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A.

Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

Dealer Agreement Indemnification. Distributor acknowledges and agrees that certain dealers require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings, and indemnification that are not included in the Distributor’s standard dealer agreement (the “Standard Dealer Agreement”).

To the extent that Distributor is requested or required by the Trust to enter into any Non-Standard Dealer Agreement, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by the Distributor in any Non-Standard Dealer Agreement to the extent that the Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification the Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

The provisions of this Section 11 shall survive termination of this Agreement.

Sections 6 and 7 of the ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC provide that:

Indemnification of Distributor

(a) The Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

(b) In no case (i) is the indemnity of the Trust to be deemed to protect the Distributor or any other person against any liability to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement (“Disqualifying Conduct”) by such party, or (ii) is the Trust to be liable to the Distributor under the indemnity agreement contained in this Section 6 with respect to any claim made against the Distributor or any person indemnified unless the Distributor or other person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c) The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

(d) The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of Shares or Creation Units.

Indemnification of Trust

(a) The Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

(b) In no case (i) is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of Disqualifying Conduct by such party, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section 7 with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon any person (or after the Trust or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c) The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim subject to this indemnity provision, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by the Distributor and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

(d) The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers in connection with the sale of Shares or Creation Units.

Item 31. Business and other Connections of the Investment Advisers

Each Adviser to the Registrant is registered under the Investment Advisers Act of 1940. The current Uniform Application for Investment Adviser Registration (“Form ADV”) filed with the SEC by each Adviser is incorporated by reference in response to this item. A list of each Adviser’s File No. and CRD No. is below. The current Form ADV may be accessed through the SEC’s website at https://www.adviserinfo.sec.gov/.

Adviser	File No.	CRD No.
Meritage Portfolio Management, Inc.	801-39348	107177
Fuller & Thaler Asset Management, Inc.	801-43915	107033
Preserver Partners, LLC	801-106636	152356
Canterbury Investment Management, LLC	801-61876	125680
Hedeker Wealth LLC	801-61654	124341
Reynders, McVeigh Capital Management, LLC	801-64812	137342
Alta Capital Management, LLC	801-50778	106786
Guardian Capital LP	801-56081	105078
GuardCap Asset Management Limited	801-113537	297056
Cornerstone Capital Inc.	801-80216	169232
ARK Investment Management, LLC	801-79081	169525
Green Alpha Advisors, LLC	801-77535	144413
KBI Global Investors (North America) Ltd	801-60358	113606
RBC Global Asset Management (U.S.) Inc.	801-20303	107173
Schroder Investment Management North America Inc.	801-15834	105820
Schroder Investment Management North America Ltd	801-37163	106585
Clockwise Capital LLC	801-123024	175233
Cary Street Partners Asset Management LLC	801-110994	289178
Fairlead Strategies, LLC	801-122857	297384

Item 32. Principal Underwriter

(a)	Ultimus Fund Distributors, LLC and Northern Lights Distributor, LLC each serve as a principal underwriter of the Registrant.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	Schwartz Investment Trust
Papp Investment Trust	CM Advisors Family of Funds
AlphaMark Investment Trust	Ultimus Managers Trust
Chesapeake Investment Trust	The Cutler Trust
Connors Funds	Eubel Brady & Suttman Mutual Fund Trust
The Investment House Funds	Centaur Mutual Funds Trust
Hussman Investment Trust	Peachtree Alternative Strategies Fund
Oak Associates Funds	Conestoga Funds
Unified Series Trust	Caldwell & Orkin Funds, Inc.
Valued Advisers Trust	James Alpha Funds Trust
Segall Bryant & Hamill Trust	Red Cedar Fund Trust
Yorktown Funds	Bruce Fund, Inc.
HC Capital Trust	Commonwealth International Series Trust
Cross Shore Discovery Fund	Index Funds
VELA Funds	Waycross Independent Trust
Lind Capital Partners Municipal Credit Income Fund	Hamilton Capital Management Dynamic Alternatives Fund
Cantor Fitzgerald Sustainable Infrastructure Fund	Fairway Private Equity & Venture Capital Opportunities Fund
Cantor Select Portfolios Trust	Flat Rock Global LLC
Dynamic Alternatives Fund	F/m Funds Trust
Volumetric Fund	MSS Series Trust

Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, also acts as the principal underwriter for the following other open-end investment companies: Arrow ETF Trust, Arrow Investments Trust (ETF), Boyar Value Fund Inc., Copeland Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investment Access Fund, The Saratoga Advantage Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The following list sets forth the directors and executive officers of Ultimus Fund Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Financial Operations Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The following list sets forth the directors and executive officers of Northern Lights Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Treasurer, FINOP, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
David James	Manager	Interested Trustee
Melvin Van Cleave	Chief Information Security Officer	None
Bill Strait	Secretary, General Counsel and Manager	None

(c)	Not applicable

Item 33. Location of Accounts and Records

(1)	Ultimus Fund Solutions, LLC and Ultimus Asset Services, LLC (a wholly owned subsidiary of Ultimus Fund Solutions, LLC), maintain all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules (“Records”) which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant. Ultimus Fund Solutions, LLC and Ultimus Asset Services, LLC are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(2)	The Huntington National Bank maintains all Records relating to the custodial services it provides to the Registrant. The Huntington National Bank is located at 41 S. High Street, Columbus, Ohio 43215.

(3)	Meritage Portfolio Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Meritage Portfolio Management, Inc. is located at 7500 College Boulevard, Suite 1212, Overland Park, Kansas, 66210.

(4)	Fuller & Thaler Asset Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Fuller & Thaler Asset Management, Inc. is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

(5)	Preserver Partners, LLC maintains all Records relating to the advisory services it provides to the Registrant. PreserverPartners, LLC is located at 425 Madison Avenue, Memphis, Tennessee 38103.

(6)	Canterbury Investment Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Canterbury Investment Management, LLC is located at 23 East Cedar Street, Zionsville, Indiana 46077.

(7)	Hedeker Wealth LLC, maintains all Records relating to the advisory services it provides to the Registrant. Hedeker Wealth LLC is located at One Overlook Point, Suite 610, Lincolnshire, Illinois 60069.

(8)	Reynders, McVeigh Capital Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Reynders, McVeigh Capital Management, LLC is located at 121 High Street, 4th Floor, Boston, MA 02110.

(9)	Alta Capital Management, LLC maintains all Records relating to the advisory services it provides to the Registrant. Alta Capital Management, LLC is located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121.

(10)	Ultimus Fund Distributors, LLC maintains all Records relating to the distribution services it provides to the Registrant. Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(11)	Guardian Capital LP maintains all Records relating to the advisory services it provides to the Registrant. Guardian Capital LP is located at Commerce Court West, 199 Bay Street, Suite 3100, P.O. Box 201, Toronto, Ontario M5L 1E8.

(12)	GuardCap Asset Management Limited maintains all records relating to the subadvisory services it provides to the Registrant. GuardCap Asset Management Limited is located at 6th Floor, 11 Charles II Street, St. James’s, London SW1Y 4NS.

(13)	Cornerstone Capital Inc. maintains all Records relating to the advisory services it provides to the Registrant. Cornerstone Capital Inc. is located at 550 Fifth Avenue, 11th Floor, New York, NY 10036.

(14)	ARK Investment Management, LLC maintains all Records relating to the sub-advisory services it provides to the Registrant. ARK Investment Management, LLC is located at 3 E. 28th Street, Floor 7, New York, NY 10016.

(15)	Green Alpha Advisors, LLC maintains all Records relating to the sub-advisory services it provides to the Registrant. Green Alpha Advisors, LLC is located at 263 2nd Ave, Suite 106B, Niwot, CO 80544.

(16)	KBI Global Investors (North America) Ltd maintains all Records relating to the sub-advisory services it provides to the Registrant. KBI Global Investors (North America) Ltd is located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1.

(17)	RBC Global Asset Management (U.S.) Inc. maintains all Records relating to the sub-advisory services it provides to the Registrant. RBC Global Asset Management (U.S.) Inc. is located at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402.

(18)	Schroder Investment Management North America Inc. maintains all Records relating to the sub-advisory services it provides to the Registrant. Schroder Investment Management North America Inc. is located at 7 Bryant Park, 19th Floor, New York, NY 10018.

(19)	Schroder Investment Management North America Ltd. maintains all Records relating to the sub-advisory services it provides to the Registrant. Schroder Investment Management North America Ltd is located at 1 London Wall Place, London, EC2Y 5AU.

(20)	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, maintains records relating to the custodial and transfer agents services it provides to the Registrant.

(21)	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the distribution services it provides to the Registrant.

(22)	Clockwise Capital LLC, 1395 Brickell Avenue, Unit 800, Miami, Florida 33131, maintains all records relating to the advisory services it provides to the Registrant.

(23)	Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the compliance services it provides to the Registrant.

(24)	Cary Street Partners Asset Management LLC, 901 East Byrd Street, Richmond, VA 23219, maintains records relating to the advisory services it provides to the Registrant.

(25)	Fairlead Strategies LLC, 110 Davenport Drive, Stamford, CT 06902, maintains records relating to the subadvisory services it provides to the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (File No. 333-191495) and the Investment Company Act of 1940 (File No. 811-22895), the Registrant, Capitol Series Trust, has duly caused this Post-Effective Amendment No. 130 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio, on the 29th day of December, 2022.

Capitol Series Trust
(Registrant)

/s/ Paul Leone
Paul Leone
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 130 to the Registration Statement has been signed below by the following persons in the capacities and on the 29th day of December, 2022:

Signature	Title

*	Trustee and Chair
Walter B. Grimm

*	Trustee
Mary Madick

*	Trustee
David James

*	Trustee
Lori Kaiser

*	Trustee
Janet S. Meeks

/s/ Matthew J. Miller	President and Chief Executive Officer
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer/Chief Financial Officer and Principal Accounting Officer
Zachary P. Richmond

/s/ Tiffany R. Franklin
* By: Tiffany R. Franklin
Power of Attorney

Exhibits

(j)(1)	Consent of independent registered public accounting firm